THE MANAGERS FUNDS
[GRAPHIC OMITTED]



INCOME EQUITY FUND
CAPITAL APPRECIATION FUND
SPECIAL EQUITY FUND
INTERNATIONAL EQUITY FUND

-----------------
  ANNUAL REPORT
December 31, 1995
-----------------

Where Leading Money Managers Converge

                               THE MANAGERS FUNDS
                                [GRAPHIC OMITTED]

Dear Fellow Shareholder:
   A confluence of economic and financial events in 1995 led to a great year for stocks, bonds and The Managers Funds. Moderate economic growth with low inflation allowed the Federal Reserve to ease monetary policy and led to falling interest rates. Restructuring, cost cutting and application of technology contributed to increase corporate profits by 20% on average. By some measures, it was the best year for U.S. stocks since 1958, with the S&P 500 index providing a total return of 37.6%, and the Dow Jones Industrial Average finishing up 1,283 points at 5,117 for a return of +37.1%. International equity markets also benefited from lower interest rates and rising corporate profits, however these markets only provided returns of approximately one third of the U.S. markets' returns.
   Although broad domestic equity averages seemed to rise smoothly and steadily throughout the year with only a few mild corrections, there was a dramatic rotation of leadership throughout the year. In the First quarter, stocks of financial institutions, which had suffered in 1994 with the rise in interest rates, rebounded as it became evident that the rising interest rate tide was peaking. These were followed closely by technology stocks, which with strong earnings reports and rising demand for computer hardware, software and services, went on to dominate the second quarter by climbing more than twice as much as the broad averages. Throughout the first five months, large capitalization stocks clearly outperformed small-cap stocks, as a weak U.S. Dollar was advantageous for companies with substantial export revenues. In June, however, the U.S. Dollar stabilized and the technology wave broadened causing small-cap stocks to surge and outperform throughout the summer.
   In the third quarter, the technology sector became extremely volatile, as companies with earnings reports which did not live up to expectations were punished. As the year proceeded, investors started gravitating back toward large blue chip stocks with more predictable earnings. Financial stocks continued to ascend, driven by a wave of consolidation in the banking industry. Utility stocks, which had trailed markedly during the first half, outperformed in both the third and fourth quarters, while energy stocks, which had lagged the market for ten months, picked up in November and December. Non-cyclical stocks, particularly those in the healthcare industry, steadily kept pace with the market for most of the year, and were among the best performing stocks in the fourth quarter. Conversely, technology shares corrected in the last quarter, having peaked in mid-September.
   Although virtually all sectors produced strong returns for the year, given the rotation, it would have been easy for undisciplined investors to get whipped-sawed, and only near perfect sector rotation could have added value. Our philosophy at The Managers Funds is to select and combine investment managers who have well defined investment disciplines from which they do not stray. This philosophy proved successful in 1995, as all of the Managers Equity Funds performed well, with each fund outperforming the Lipper Fund Index in its respective category.
   More importantly, each fund is ahead of its category average for longer time periods (5 and 10 years). All of the investment managers performed well and remain invested appropriately according to their respective disciplines. Aside from adding a manager to the International Equity Fund at the beginning of the year, there were no manager changes within the equity funds during 1995.
   This report provides you with a discussion of our funds' performances, a listing of the investment portfolios, financial statements and the report of independent accountants. As always, should you have any questions on this report, please feel free to contact us or your financial advisor.
   We thank you for your continued investment in The Managers Funds.

   Sincerely,

   /s/ Robert P. Watson

   Robert P. Watson
   President

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MANAGERS CAPITAL APPRECIATION FUND
Investment Manager's Comments

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   MANAGERS CAPITAL APPRECIATION FUND is a growth oriented stock fund which is currently co-managed by Howard Shaun at Hudson Capital Advisors, and the portfolio management team at Dietche & Field Advisors, Inc. Both these firms were hired in December, 1986.

   During the final six months of 1995, MANAGERS CAPITAL APPRECIATION FUND provided a total return of +12.0% which brought the return for the full year to +33.4%. For the same periods, the Standard & Poors 500 Stock Index returned +14.5% and +37.6%, respectively.

   Despite a market in which it was clearly most advantageous to own the largest capitalization stocks, the fund, which typically invests most of its assets in medium sized companies, performed well throughout 1995. In the Standard & Poors 500, the 116 companies with market capitalizations greater than $10 billion appreciated 46.2%, while the remaining 384 companies appreciated 34.3% on average for the year. The S&P Mid-Cap index returned only 31.0% for the year.

   Not surprisingly, many of the portfolio's best performing stocks were the larger companies, and the fund benefited from Hudson Capital's move into large capitalization companies early in the year. At the start of 1995, the average market capitalization of the companies in the portfolio was $8.8 billion. By mid-year this had risen to $12.4 billion, where it held through the third quarter, and was reduced back to $10.9 billion by year end.

   Likewise, the emphasis on technology companies by both managers, particularly in the first three quarters of the year, enhanced returns. Intel, IBM, Hewlett Packard, and Cisco Systems were all among the fund's top holdings for much of the year, and each provided solid gains before being trimmed back.

   In the 4th quarter, the technology holdings hindered the performance, however damage to the fund was less severe due to the managers' trimming of holdings in the technology sector through the 3rd and 4th quarters. Some holdings, such as Micron Technology corrected sharply due to perceived weakness in future demand for computer chips. At year end, 20% of the fund was invested in the technology sector, down from 26% at mid-year.

   Otherwise, strong performance came from a variety of sectors. Tommy Hilfiger, a clothing designer/manufacturer, Tyco International, a diversified manufacturing company, Staples, an office supply retailer, and Federal Express, all showed strong earnings growth leading to strong stock performance.

   Low exposure to financial stocks hindered performance, as this sector was a steady outperformer all year, due to low interest rates, excellent profits and merger activity. The fund did participate somewhat, however, with holdings in Countrywide Credit, Green Tree Financial and Michigan National, among others. Conversely, low weightings in utilities and energy stocks was generally helpful. These three sectors were increased in the 4th quarter with cash generated from sales of technology stocks, which proved to be a beneficial move. At year end, the finance, utility, and energy weightings were 8%, 3% and 5%, respectively.

   The fund remains oriented toward growth, with an average price to earnings ratio and earnings growth rate higher than those of the S&P 500.

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MANAGERS CAPITAL APPRECIATION FUND
Cumulative Total Return Performance

-------------------------------------------------------------------------------


   The Managers Capital Appreciation Fund cumulative total return is based on the monthly change in net asset value (NAV), and assumes that all distributions were reinvested.

   The S&P500 Index is an unmanaged capitalization weighted index of 500 commonly traded stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of those stocks. The index assumes reinvestment of dividends.

   The Standard & Poor's Midcap 400 is a capitalization-weighted index that measures the performance of the mid-range sector of the U.S. stock market where the median market capitalization is approximately $700 million.

   The S&P 400 was developed on December 31, 1990. S&P 400 returns previous to 1991 are based on a proforma index of stocks similar to the S&P 400.

   This chart compares a hypothetical $10,000 investment made in the Managers Capital Appreciation Fund on December 31, 1985, to a $10,000 investment made in the S&P 500 and the S&P 400 for the same time period. Past performance is not indicative of future results.


                    MANAGERS CAPITAL APPRECIATION FUND CHART

                                [GRAPHIC OMITTED]

                                Managers        S&P 500 Index      S&P 500 Index
PLOT POINTS:       1985         10,000          10,000             10,000
                   1986         11,105          11,847             11,621
                   1987         12,015          12,467             11,385
                   1988         14,326          14,562             13,760
                   1989         17,341          19,148             18,651
                   1990         16,997          18,541             17,697
                   1991         22,432          24,205             26,214
                   1992         24,787          26,061             28,711
                   1993         28,847          28,665             32,076
                   1994         28,407          29,030             30,925
                   1995         37,893          39,939             40,501


This table shows the average annual total returns for the Managers Capital Appreciation Fund for the one-year, five-year, and ten-year periods through December 31, 1995, and comparable returns for the S&P 500 Index and the S&P 400 Index.

AVERAGE ANNUAL TOTAL RETURNS

                                                     ANNUALIZED
                                      -----------------------------------------
                                        ONE             FIVE               TEN
                                       YEAR            YEARS              YEARS
                                      ------           ------            ------
Managers Capital
Appreciation Fund                      33.4%            17.4%            14.3%
S&P 500 Index                          37.6             16.6             14.9
S&P 400 Index                          31.0             18.0             15.0

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MANAGERS INCOME EQUITY FUND
Investment Manager's Comments

-------------------------------------------------------------------------------

   MANAGERS INCOME EQUITY FUND is an income oriented stock fund which is currently co-managed by portfolio management teams at Spare, Kaplan, Bischel & Associates, hired in August 1990, and Scudder, Stevens & Clark, Inc., hired in August 1991.
   During the final six months of 1995, MANAGERS INCOME EQUITY FUND provided a total return of +15.5% which brought the return for the full year to +34.4%. For the same periods, the Standard & Poors 500 Stock Index returned +14.4% and +37.6%, respectively.
   Although the fund's low exposure to the technology sector hindered performance in the first six months of the year, the negative impact for the full 12 months was minor, and the fund was spared considerable volatility, particularly in the 4th quarter. Because of the high dividend yield levels which both managers require, the technology stocks that the fund owns are mostly of the aerospace/defense variety as opposed to the computer related industries. These holdings, such as United Technologies, Lockheed Martin and Rockwell International were strong contributors, returning +55%, +56%, and +52% respectively, for the year.
   The primary drag on the portfolio throughout the entire year were the international holdings (ADRs). Since the foreign equity markets did not perform nearly as well as the U.S. markets, these issues continue to offer compelling values. At year end, 4.7% of the portfolio was in foreign equities, which may increase modestly going forward. Energy holdings (some of which are foreign) were also a drag on performance until late in the year.
   The fund continues to be heavily invested in financial stocks, which, having begun the year at extremely low valuations, performed very well in 1995. J.P. Morgan and Lincoln National, the two largest financial positions, are held by both portfolio managers, and returned +49% and +60% for the year, respectively. Student Loan Marketing, which is successfully restructuring its business, rose 103% during the year. Both portfolio managers are gradually trimming exposure to the financial sector, which comprised 16% of the portfolio at year end.
   Healthcare stocks comprised another area of concentration for the fund, which after outperforming for more than a year were trimmed throughout the second half of 1995. Holdings in major pharmaceutical companies Bristol Myers Squibb, Eli Lilly, Schering Plough and Smithkline Beecham returned +53%, +77%, +52%, and +59%, respectively. The sector which currently makes up 7% of the total portfolio is likely to be stable going forward, however the selection emphasis will be on identifying strong product lines as opposed to the focus on restructuring benefits which was so important over the past two years.
   Another beneficial strategy during the year was an increase in the exposure to utility stocks, which performed especially well in the 4th quarter. Telephone holdings GTE, Nynex and US West, appreciated 28%, 34%, and 44%, respectively over the final six months of the year. A diverse portfolio of electric utilities also performed well over the second half of the year. The portfolio is currently 19% invested in utility stocks.
   Even after the surge in stock prices during 1995, the valuations of the stocks in the portfolio remain attractive. The weighted average price to earnings ratio for the total portfolio is currently 15.5, and the weighted average dividend yield is 3.81%. The 30 day annualized SEC yield for the Fund at December 31, 1995 was 2.74%.

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MANAGERS INCOME EQUITY FUND
Cumulative Total Return Performance

-------------------------------------------------------------------------------


   The Managers Income Equity Fund cumulative total return is based on the monthly change in net asset value (NAV), and assumes that all distributions were reinvested.

   The S&P 500 Index is an unmanaged capitalization weighted index of 500 commonly traded stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of those stocks. The index assumes reinvestment of dividends.

   This chart compares a hypothetical $10,000 investment made in the Managers Income Equity Fund on December 31, 1985, to a $10,000 investment made in the S&P 500 for the same time period. Past performance is not indicative of future results.


                        MANAGERS INCOME EQUITY FUND CHART

                                [GRAPHIC OMITTED]

                                     Manager's          S&P 500 Index
                                     Income Equity
                                     Fund
PLOT POINTS:       1985              10,000            10,000
                   1986              12,192            11,847
                   1987              11,554            12,467
                   1988              14,570            14,562
                   1989              17,810            19,148
                   1990              15,488            18,541
                   1991              20,030            24,205
                   1992              21,993            26,061
                   1993              24,719            28,665
                   1994              24,955            29,030
                   1995              33,529            39,939


This table shows the average annual total returns for the Managers Income Equity Fund for the one-year, five-year, and ten-year periods through December 31, 1995, and comparable returns for the S&P 500 Index.

AVERAGE ANNUAL TOTAL RETURNS

                                                       ANNUALIZED
                                         --------------------------------------
                                           ONE             FIVE            TEN
                                          YEAR            YEARS           YEARS
                                         -----            -----           -----
Managers Income
Equity Fund                              34.4%            16.7%           12.9%

S&P 500 Index                            37.6             16.6            14.9

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MANAGERS SPECIAL EQUITY FUND
Investment Manager's Comments

-------------------------------------------------------------------------------

   MANAGERS SPECIAL EQUITY FUND is a growth oriented equity fund which primarily invest in the stocks of small capitalization companies. The Fund is currently co-managed by three independent investment managers: Andrew Knuth of Westport Asset Management, Timothy Ebright of Liberty Investment Management, each of whom has been managing a portion of the fund since December, 1985, and Gary Pilgrim of Pilgrim Baxter & Associates, who has been managing a portion of the fund since October, 1994.
   During the final six months of 1995, MANAGERS SPECIAL EQUITY FUND provided a total return of +18.6% which brought the return for the full year to +33.9%. For the same periods, the Russell 2000, a broad index of small capitalization stocks, returned +12.2% and +27.9%, respectively.
   While they were not as strong as large capitalization stocks in 1995, which benefited from a weaker U.S. Dollar and large inflows into mutual funds, small-cap stocks provided excellent gains. The three manager structure of the Fund worked extremely well this year, by taking advantage of a number of successful investment areas without over exposing the fund to any one theme or sector.
   In the small cap arena, there were three primary areas of success in 1995. Computer technology companies, both large and small, experienced extraordinary gains in sales and earnings as demand for computer equipment, software and on-line services soared. Among other influences, technology stock prices surged in anticipation of Microsoft's much awaited release of a new operating system, Windows 95, which would make computers more friendly, and thus more marketable to the general public. The release was successful, Windows 95 became the largest selling computer program ever, and the tech rally lasted until late in the 3rd quarter.
   While successful on average, individual technology stocks were extremely volatile in 1995, and the portfolio managers confronted this by remaining well diversified in the technology sector. The fund began the year with 40 holdings, amounting to 16% of the total portfolio, and finished with 35 holdings amounting to 16% of the portfolio. Although this was an average weighting relative to small-cap indices such as the Russell 2000 Index and the Wilshire Small-Cap Index, the individual holdings well outperformed the averages. As an example, holdings in software developers Jack Henry & Associates, Cambridge Technology, and McAfee Associates each appreciated more than 125% during the year.
   A second area of success in 1995 was in financial stocks, which rebounded from a poor showing in 1994, with an average return of +50%. Not only did lower interest rates contribute to higher earnings for most financial institutions, but an environment of aggressive merger activity expanded the price/earnings multiples of their stocks. The fund benefited with a 15% weighting in financial stocks, several of which were acquired by other institutions. First Fed Michigan was purchased by Charter One Financial, Shawmut Bank was acquired by Fleet Financial, and at year end, Premier Bancorp was being acquired by Banc One.
   The third area of success was in healthcare related companies. A continuing rebound out of the pessimism caused by uncertainty about government imposed healthcare reforms, coupled with cost cutting and earnings growth propelled healthcare stocks in 1995. Among the best holdings in this area were Phycor, a medical clinic management company which rose 183% for the year, a position in Orthodontic Centers of America appreciated 100% since purchase, and Universal Health Services, a hospital and clinic operator which appreciated 81% for the year. The fund remains 14% invested in healthcare related stocks.
   Additional areas where the fund has and
will continue to focus its investments include wireless and long distance communications, radio and TV broadcasting, and transportation.
   The fund remains oriented toward capital appreciation of small companies. The average market capitalization of companies in the portfolio is $666 million.

-------------------------------------------------------------------------------
MANAGERS SPECIAL EQUITY FUND
Cumulative Total Return Performance

-------------------------------------------------------------------------------


   The Managers Special Equity Fund cumulative total return is based on the monthly change in net asset value (NAV), and assumes that all distributions were reinvested.

   The Russell 2000 Index is comprised of the smallest 2000 companies in the Russell 3000 Index, representing approximately 11% of the Russell 3000 total market capitalization.

   The Russell 3000 Index is composed of 3000 large U.S. Companies, as determined by market capitalization.This portfolio of Securities represents approximately 98% of the investable U.S. equity market.

   The Index was developed on December 31, 1986. Index returns previous to 1987 are based on a proforma index of stocks similar to the Russell 2000.

   This chart compares a hypothetical $10,000 investment made in the Managers Special Equity Fund on December 31, 1985, to a $10,000 investment made in the Russell 2000 for the same time period. Past performance is not indicative of future results.


                       MANAGERS SPECIAL EQUITY FUND CHART

                                [GRAPHIC OMITTED]

                                   Managers      Russell 2000 Index
                                   Special
                                   Equity Fund
PLOT POINTS:            1985       10,000        10,000
                        1986       10,673        10,568
                        1987       11,534        9,642
                        1988       14,447        12,042
                        1989       19,181        13,998
                        1990       16,103        11,267
                        1991       24,036        16,456
                        1992       27,794        19,486
                        1993       32,533        23,169
                        1994       31,885        22,747
                        1995       42,705        29,104


This table shows the average annual total returns for the Managers Special Equity Fund for the one-year, five-year, and ten-year periods through December 31, 1995, and comparable returns for the Russell 2000 Index.

AVERAGE ANNUAL TOTAL RETURNS

                                                    ANNUALIZED
                                     ------------------------------------------
                                       ONE             FIVE              TEN
                                      YEAR            YEARS             YEARS
                                     -----            -----             -----
Managers Special
Equity Fund                          33.9%            21.5%             15.6%

Russell 2000 Index                   28.0             20.9              11.3

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MANAGERS INTERNATIONAL EQUITY FUND
Investment Manager's Comments

-------------------------------------------------------------------------------

   MANAGERS INTERNATIONAL EQUITY FUND seeks long term capital appreciation through investment in non-U.S. equity securities. The fund is currently co-managed by William Holzer of Scudder, Stevens & Clark, Inc., hired in December 1989, and John Reinsberg, of Lazard Freres Asset Management, who was hired in January 1995.
   During the final six months of 1995, MANAGERS INTERNATIONAL EQUITY FUND provided a total return of +7.9% which brought the return for the full year to +16.2%. For the same periods, the Morgan Stanley Capital International - Europe Australia Far East Index (EAFE) returned +8.4% and +11.2%, respectively.
   Although the total returns for foreign stock markets were far less than the return on U.S. stocks in 1995, from a top down perspective, the trends were similar. Computer technology and consumer electronics companies fared well, falling interest rates provided fertile ground for financial institutions, and pharmaceutical/healthcare companies continued to restructure and consolidate which boosted values. In addition, global companies, those who finance, produce and market on a global scale, performed better than companies which only operate locally. Economic growth was not nearly as healthy abroad as in the U.S. so that economically sensitive industries such as auto manufacturing, energy, steel and mining companies did poorly.
   The fund benefited by having a large percentage of assets invested in financial stocks, and low exposure to utility, energy and consumer non-durables. Conversely, a large investment in mining & metal manufacturers was not timely in 1995, while low exposure in technology companies was a minus.
   Early in the year, the portfolio's substantial underweighting of Japanese holdings was very beneficial, as Japanese stocks dropped 22% in local terms by mid-year. As some individual issues' valuations became attractive, the managers added, taking the allocation from 13% at the beginning of the year, to 18% by year end. This was also beneficial, as the Japanese market rebounded by 31% in the second half. The fund, however, remains well underinvested in Japan relative to the EAFE Index, which was a source of underperformance over the last six months of the year.
   Where the fund gained, was in individual security selection over a broad range of industries and countries. Chemical manufacturers Ciba Geigy (Switzerland), Hoechst (Germany), and Sekisui Chemical (Japan), were each up more than 24% in U.S. Dollars, while Cheil Foods & Chemicals (Korea) rose more than 26%. One of the fund's only technology holdings, SAP, a German software company, appreciated 118% due to 70% growth in earnings. Aegon, a Dutch life, health and accident insurance company, rose +60%, and Swiss Re, a Swiss Re-insurance company returned +93% for the year.
   Going forward, the fund continues to be oriented toward capital appreciation, from two vastly different perspectives. John Reinsberg, at Lazard Freres, continues to search for individual companies which are "financially productive and are inexpensively priced." Very important in the search are strong managements which are making appropriate changes within their companies in order to unlock value and realize profits. Conversely, William Holzer, of Scudder, Stevens & Clark , builds a portfolio by first formulating broad investment themes derived from his understanding of trends in the global marketplace. He then searches for the companies which will benefit most from the culmination of the themes.
   Current themes in the portfolio include; a focus on life insurers which are providing individuals with private pension savings; a focus on companies which cater to and profit from an aging population; a focus on companies which are restructuring and joining the global capital markets; a focus on reinsurance companies which continue to demonstrate high profitability; a focus on companies with new technologies which set standards to which their competitors must conform.
   Where the managers converge is in maintaining a thorough understanding of the fundamentals of the companies in which they invest. To date, this has put a limit on the portfolio's exposure to companies in the emerging markets, since emerging markets have varrying accounting and disclosure policies.
   At year end, 56% of the portfolio was invested in European domiciled companies, 27% was invested in the developed Pacific Rim, 6% was invested in companies considered to be in the emerging markets, and 4% in North American companies.

-------------------------------------------------------------------------------
MANAGERS INTERNATIONAL EQUITY FUND
Cumulative Total Return Performance

-------------------------------------------------------------------------------


   The Managers International Equity Fund cumulative total return is based on the monthly change in net asset value (NAV), and assumes that all distributions were reinvested.

   The MSCI EAFE Index (EAFE) is compiled by Morgan Stanley Capital International.It consists of over 1000 large, publicly traded stocks from 20 countries of Europe, Australia and the Far East. The index assumes reinvestment of dividends.

   This chart compares a hypothetical $10,000 investment made in the Managers International Equity Fund at the inception on December 31, 1985, to a $10,000 investment made in the EAFE for the same time period. Past performance is not indicative of future results.



                         INTERNATIONAL EQUITY FUND CHART

                                [GRAPHIC OMITTED]

                                      Managers                  MSCI EAFE
                                      International             Index
                                      Equity Fund
PLOT POINTS:       1985               10,000                    10,000
                   1986               15,853                    16,994
                   1987               16,896                    21,231
                   1988               18,397                    27,300
                   1989               21,175                    30,248
                   1990               19,125                    23,233
                   1991               22,593                    26,135
                   1992               23,555                    23,038
                   1993               32,553                    30,628
                   1994               33,204                    33,009
                   1995               38,596                    36,709


This table shows the average annual total returns for the Managers International Equity Fund for the one-year, five-year and ten-year periods through December 31, 1995, and comparable returns for the MSCI EAFE Index.

AVERAGE ANNUAL TOTAL RETURNS

                                                     ANNUALIZED
                                     ------------------------------------------
                                      ONE               FIVE             TEN
                                     YEAR              YEARS            YEARS
                                     -----             -----            -----
Managers International
Equity Fund                          16.2%             15.1%            14.5%

MSCI EAFE Index                      11.2               9.6             13.9

-------------------------------------------------------------------------------
THE MANAGERS FUNDS PERFORMANCE
All periods ending December 31, 1995

-------------------------------------------------------------------------------

                                          AVERAGE ANNUALIZED TOTAL RETURNS*
-----------------------------------------------------------------------------------------------
                                                                           SINCE    INCEPTION
EQUITY FUNDS                        1 YEAR   3 YEARS  5 YEARS  10 YEARS  INCEPTION    DATE
-----------------------------------------------------------------------------------------------

  Managers Income Equity            34.36%   15.09%   16.70%    12.86%    14.30%     Oct. 84
  Managers Capital Appreciation     33.39%   15.20%   17.39%    14.25%    15.52%     June 84
  Managers Special Equity           33.94%   15.39%   21.54%    15.62%    15.64%     June 84
  Managers International Equity     16.24%   17.89%   15.08%    14.46%    14.46%     Dec. 85

FIXED INCOME FUNDS
-----------------------------------------------------------------------------------------------

  Managers Short Government          9.71%    2.25%    4.24%       --      5.37%     Oct. 87
  Managers Short & Intermediate     15.57%    4.73%    7.64%     7.69%     8.96%     June 84
  Managers Intermediate Mortgage    17.27%   -0.68%    5.05%       --      7.53%     May 86
  Managers Bond Fund                30.91%   10.64%   11.71%    10.52%    11.94%     June 84
  Managers Global Bond              19.08%      --       --        --      9.28%     Mar. 94

===============================================================================================

 * Total return equals income yield plus share price change and assumes reinvestment of all dividends and capital gain distributions. No adjustment has been made for taxes payable by shareholders on their reinvested dividends and capital gain distributions.

Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. For additional or more recent information on The Managers Funds, including a prospectus, call (800)835-3879. Please read the prospectus carefully before you invest or send money.

-------------------------------------------------------------------------------
THE MANAGERS CAPITAL APPRECIATION FUND
SCHEDULE OF PORTFOLIO INVESTMENTS
December 31, 1995

--------------------------------------------------
                              SHARES        VALUE
--------------------------------------------------
COMMON STOCKS -- 87.5%
BASIC INDUSTRIES -- 6.8%
AK Steel Holding Corp.        10,600    $  363,050
Avery Dennison Corp.           9,600       481,200
FMC Corp.*                    14,300       967,038
Freeport McMoran Inc.         16,666       616,643
Kimberly-Clark Corp.          17,160     1,419,990
Monsanto Co.                   1,400       171,500
Olin Corp.                     9,800       727,650
Pentair, Inc.                 10,700       532,325
Texas Industries, Inc.         7,000       371,000
                                        ----------
  TOTAL BASIC INDUSTRIES                 5,650,396
                                        ----------
CAPITAL GOODS -- 5.6%
Anixter International Inc.*   80,400     1,497,450
Boeing Co.                     9,700       760,238
Castle & Cooke, Inc.*          2,100        37,799
Lear Seating Corp.*            9,400       272,600
Navistar International Corp.* 20,400       214,200
Rauma Oy ADR*                 32,300       609,662
Sensormatic Electronics Corp.  4,900        85,138
Tyco International Ltd.        5,700       203,062
Westinghouse Electric Corp.   36,100       595,650
York International Corp.       8,100       380,700
                                        ----------
  TOTAL CAPITAL GOODS                    4,656,499
                                        ----------
CONSUMER BASICS -- 4.8%
Dole Food Co., Inc.           11,100       388,500
Gillette Co.                  20,200     1,052,925
Perrigo Co.*                  75,000       890,625
Premark International Inc.     8,500       430,312
RJR Nabisco Holdings Corp.    17,500       540,313
Scherer RP Corp.*             14,400       707,400
                                        ----------
  TOTAL CONSUMER BASICS                  4,010,075
                                        ----------
CONSUMER NON-DURABLES -- 5.4%
Blyth Industries, Inc.*       40,000     1,180,000
Consolidated Stores Corp.*    20,600       448,050
Donnkenny, Inc.*              22,000       396,000
Eastman Kodak Co.              9,000       603,000
Mercantile Stores Co., Inc.   19,000       878,750
Quiksilver, Inc.*             15,000       511,875
Tommy Hilfiger Corp.*         12,200       516,975
                                        ----------
  TOTAL CONSUMER NON-DURABLES            4,534,650
                                        ----------


--------------------------------------------------
                              SHARES       VALUE
--------------------------------------------------
CONSUMER SERVICES -- 1.2%
Boston Chicken, Inc.*          7,800**  $  249,600
Pep Boys (Manny, Moe & Jack)  30,400       779,000
                                        ----------
  TOTAL CONSUMER SERVICES                1,028,600
                                        ----------
ENERGY -- 4.9%
Apache Corp.                  15,400       454,300
Columbia Gas Systems, Inc.*    4,500       197,438
Compagnie Francaise de
   Petroleum Total ADR        22,500       765,000
Enron Corp.                   22,100       842,562
Petroleum Geo-Services
   A/S ADR*                   18,500**     460,188
Triton Energy Corp.*          24,300     1,394,212
                                        ----------
  TOTAL ENERGY                           4,113,700
                                        ----------
ENTERTAINMENT AND LEISURE -- 11.3%
Acclaim Entertainment, Inc.*  20,300**     251,212
America Online, Inc.*         11,400**     424,650
Brunswick Corp.               32,500       780,000
Carnival Corp.                38,800       945,750
Comcast Corp. Special Class A 41,700       755,812
Electronic Arts*              21,400       559,075
Infinity Broadcasting Corp.*  25,100       934,975
News Corp. Ltd. ADR           34,300       660,275
Tele-Communications, Inc.
   Liberty Media Group,
   Class A*                   24,650       659,388
Tele-Communications, Inc.
   TCI, Class A*              40,800       810,900
U.S. West Media Group*        49,100       932,900
Viacom, Inc., Class B*        36,200     1,714,975
                                        ----------
  TOTAL ENTERTAINMENT AND LEISURE        9,429,912
                                        ----------
FINANCE AND INSURANCE -- 8.4%
Advanta Corp., Class B         4,700       170,375
AFLAC, Inc.                   16,200       702,675
Allmerica Financial Corp.*    50,000     1,350,000
Countrywide Credit
   Industries, Inc.           53,700     1,167,975
JSB Financial, Inc.           11,600       366,850
Penncorp Financial Group,
   Inc.                       10,000       293,750
PNC Bank Corp.                42,200**   1,360,950
Signet Banking Corp.          42,100       999,875
Western National Corp.        34,000       548,250
                                        ----------
  TOTAL FINANCE AND INSURANCE            6,960,700
                                        ----------

-------------------------------------------------------------------------------
THE MANAGERS CAPITAL APPRECIATION FUND
SCHEDULE OF PORTFOLIO INVESTMENTS (CONTINUED)
December 31, 1995

------------------------------------------------
                              SHARES      VALUE
------------------------------------------------
GENERAL BUSINESS -- 4.6%
Circuit City Stores, Inc.      4,800 $   132,600
CUC International, Inc.*      23,150     789,993
R.R. Donnelley & Sons Co.     12,000     472,500
Octel Communications Corp.*    6,800     219,300
PHH Corp.                      8,900     416,075
Reynolds & Reynolds Co.,
  Class A                     10,200     396,525
Staples, Inc.*                23,500     572,812
U.S. Filter Corp.*            16,000     426,000
Winstar Communications, Inc.* 25,000**   428,125
                                     -----------
  TOTAL GENERAL BUSINESS               3,853,930
                                     -----------
HEALTH CARE -- 8.6%
Johnson & Johnson              9,700     830,563
Merck & Co., Inc.             18,000   1,183,500
OrNda Healthcorp*             19,300     448,725
Pharmacia & Upjohn Inc.*      50,000   1,937,500
Pyxis Corp.*                  24,400     356,849
SmithKline Beecham Unit ADR   18,400   1,021,200
U.S. Healthcare, Inc.          9,950     461,431
Value Health, Inc.*           14,100     387,750
Wellpoint Health Networks,
  Inc., Class A*              16,400     526,850
                                     -----------
  TOTAL HEALTH CARE                    7,154,368
                                     -----------
TECHNOLOGY -- 19.5%
Adobe Systems, Inc.            9,000     558,000
American Telephone &
   Telegraph Co.              18,900   1,223,775
Applied Materials, Inc.*       6,900     270,825
BMC Software, Inc.*            5,100     216,750
Bay Networks, Inc.*           18,900     774,900
Cadence Design Systems, Inc.* 20,100     844,200
Cisco Systems, Inc.*           3,000     223,875
Computer Sciences Corp.*      13,000     913,250
Comsat Corp.                  24,200     450,725
DSC Communications Corp.*     14,500     534,688
First Data Corp.              19,900   1,330,813
Hewlett-Packard Co.            8,900     745,375
Informix Corp.*                3,400     102,000
International Business
   Machines Corp.             17,000   1,559,750
KLA Instruments Corp.*        15,700     408,200
Lockheed Martin Corp.         11,400     900,600
Micron Technology, Inc.        7,100     281,338
Newbridge Networks Corp.*      1,600      66,200


-------------------------------------------------
                              SHARES      VALUE
-------------------------------------------------
TECHNOLOGY (continued)
Paging Network, Inc.*         36,500 $   866,875
Parametric Technology Corp.*   7,900     523,375
Perkin-Elmer Corp.            19,700     743,675
Quantum Corp.*                24,200     390,225
Shiva Corp.*                   7,500     545,625
Silicon Graphics Inc.*        14,200     390,500
Telefonaktiebolaget LM
   Ericsson ADR               41,600     806,000
Xerox Corp.                    4,300     589,100
                                     -----------
   TOTAL TECHNOLOGY                   16,260,639
                                     -----------
   TRANSPORTATION-- 3.8%
Canadian Pacific Ltd.         35,400     641,625
Federal Express Corp.*         9,700     716,588
Fritz Companies, Inc.*        15,600     647,400
Kansas City Southern
  Industries                  17,500     800,625
Kirby Corp.*                  22,900     372,125
                                     -----------
  TOTAL TRANSPORTATION                 3,178,363
                                     -----------
UTILITIES -- 2.5%
American Electric Power
   Company                    26,400   1,069,200
ENSCO International, Inc.*    21,600     496,800
Duke Power Co.                11,600     549,550
                                     -----------
  TOTAL UTILITIES                      2,115,550
                                     -----------
TOTAL COMMON STOCKS
   (cost $61,235,301)                 72,947,382
                                     -----------

------------------------------------------------
                           PRINCIPAL
                            AMOUNT
------------------------------------------------
U.S. TREASURY NOTES -- 3.1%
U.S. Treasury Notes
   7.250%, 11/30/96       $2,500,000   2,542,575
                                     -----------
TOTAL U.S. TREASURY NOTES
   (cost $2,496,815)                   2,542,575
                                     -----------
REPURCHASE AGREEMENT -- 11.9%
State Street Bank, dated
   12/29/95, due 01/02/96,
   5.000%, total to be received
   $9,930,513 (secured by
   $10,330,000 U.S. Treasury
   Bills, due 05/16/96,
   market value $10,132,966),
   at cost                 9,925,000   9,925,000
                                     -----------

-------------------------------------------------------------------------------
THE MANAGERS CAPITAL APPRECIATION FUND
SCHEDULE OF PORTFOLIO INVESTMENTS (concluded)
December 31, 1995

-----------------------------------------------------
                                            VALUE
-----------------------------------------------------
TOTAL INVESTMENTS -- 102.5%
   (cost $73,657,116)                    $85,414,957
OTHER ASSETS, LESS LIABILITIES -- (2.5%)  (2,062,196)
                                         -----------
NET ASSETS -- 100.0%                     $83,352,761
                                         ===========

Note: Based on the cost of investments of $73,933,868 for Federal income tax purposes at December 31, 1995, the aggregate gross unrealized appreciation and depreciation was $12,972,131 and $1,491,042, respectively, resulting in an unrealized appreciation of investments of $11,481,089.
-------------------------------------------------------------------------------
 * Non-income-producing security
** Some or all of these shares, amounting to $2,183,034, were out on loan to various brokers as of December 31, 1995.
INVESTMENT ABBREVIATIONS:
   ADR: Securities whose value is determined or significantly influenced by trading on exchanges not located in the United States or Canada. ADR after the name of a holding stands for American Depositary Receipt, representing ownership of foreign securities on deposit with a domestic custodian bank.


-------------------------------------------------------------------------------
   The accompanying notes are an integral part of these financial statements.

-------------------------------------------------------------------------------
THE MANAGERS INCOME EQUITY FUND
SCHEDULE OF PORTFOLIO INVESTMENTS
December 31, 1995

--------------------------------------------------
                              SHARES      VALUE
--------------------------------------------------
COMMON STOCKS -- 90.0%
BASIC INDUSTRIES -- 6.8%
Betz Laboratories, Inc.        5,000  $  205,000
Dow Chemical Co.               9,500     668,562
E.I. duPont de Nemours &
   Co., Inc.                   4,200     293,475
Freeport, McMoran Copper &
   Gold, Inc., Class A         8,500     238,000
Kimberly-Clark Corp.           4,100     339,275
Lubrizol Corp.                 1,800      50,175
Olin Corp.                     2,600     193,050
Oregon Steel Mills, Inc.      13,300     186,200
Union Camp Corp.               1,000      47,625
Witco Chemical Corp.          12,200     356,850
                                      ----------
  TOTAL BASIC INDUSTRIES               2,578,212
                                      ----------
CAPITAL GOODS -- 0.6%
Cooper Industries, Inc.        1,400      51,450
General Signal Corp.           1,300      42,087
PACCAR, Inc.                     200       8,400
Timken Company                 3,000     114,750
                                      ----------
  TOTAL CAPITAL GOODS                    216,687
                                      ----------
CONSUMER BASICS -- 12.7%
American Brands, Inc.          7,200     321,300
American Home Products Corp.   7,400     717,800
Anheuser-Busch Co., Inc.       3,100     207,313
Bausch & Lomb, Inc.            7,300     289,263
Clorox Co.                     2,400     171,900
General Mills, Inc.            3,600     207,900
Hanson PLC ADR                10,000*    152,500
Heinz (H.J.) Co.               9,700     321,313
Intimate Brands, Inc.          4,700      70,500
Philip Morris Cos., Inc.       9,200     832,600
Quaker Oats Co.                4,200     144,900
RJR Nabisco Holdings Corp.     6,940     214,273
Tambrands, Inc.               10,300     491,825
UST, Inc.                      7,900     263,663
Warner Lambert Co.             2,500     242,813
Zeneca Group PLC               2,500     145,938
                                      ----------
  TOTAL CONSUMER BASICS                4,795,801
                                      ----------
CONSUMER DURABLE GOODS -- 0.3%
Dana Corp.                     3,700     108,225
                                      ----------


--------------------------------------------------
                              SHARES      VALUE
--------------------------------------------------
CONSUMER NON-DURABLES-- 3.9%
Avon Products, Inc.            2,400  $  180,900
Colgate-Palmolive Company        900      63,225
J.C. Penney Co., Inc.         15,500     738,187
May Department Stores Co.        500      21,125
Melville Corp.                 3,900     119,925
Rite Aid Corp.                 5,800     198,650
Sears, Roebuck & Co.           4,100     159,900
                                      ----------
  TOTAL CONSUMER NON-DURABLES          1,481,912
                                      ----------
ENERGY -- 11.7%
Amoco Corp.                      700      50,313
Atlantic Richfield Co.         4,600     509,450
Chevron Corp.                  8,600     451,500
Dresser Industries, Inc.      10,700     260,813
Elf Aquitaine ADR              5,441     199,957
Exxon Corp.                    8,100     649,013
Halliburton Company            4,500     227,812
Lyondell Petrochemical Co.     8,400     192,150
Murphy Oil Corp.               5,300     219,950
Pennzoil Co.                   3,500     147,875
Phillips Petroleum Co.         2,900      98,962
Repsol SA ADR                  3,700     121,637
Royal Dutch Petroleum Co. ADR  1,500     211,687
Texaco, Inc.                   8,900     698,650
Total SA ADR                   5,305     180,370
YPF Sociedad Anonima,
   Class D ADR                10,300     222,737
                                      ----------
  TOTAL ENERGY                         4,442,876
                                      ----------
FINANCE AND INSURANCE -- 16.1%
H.F. Ahmanson & Co.            3,200      84,800
Allstate Corp.                 2,830     116,384
American General Corp.         8,700     303,413
Banc One Corp.                 8,500     320,875
Bankers Trust New York Corp.   3,600     239,400
Boatmens Bancshares, Inc.      4,100     167,588
Chemical Banking Corp.         3,700     217,375
CoreStates Financial Corp.     9,900     374,963
Exel, Ltd.                     3,100     189,100
Federal National Mortgage
   Association                 1,900     235,837
First Bank Systems, Inc.       5,700     282,862
First Union Corp.              5,300     294,812
Great Western Financial Corp.  5,300     135,150

-------------------------------------------------------------------------------
THE MANAGERS INCOME EQUITY FUND
SCHEDULE OF PORTFOLIO INVESTMENTS (continued)
December 31, 1995

------------------------------------------------
                               SHARES     VALUE
------------------------------------------------
FINANCE (continued)
Hartford Steam Boiler Inspection
   & Insurance Co.             2,200  $  110,000
Lincoln National Corp.        10,000     537,500
Marsh and McLennan
   Companies, Inc.             2,400     213,000
Mellon Bank Corp.              9,150     491,812
J.P. Morgan & Co., Inc.       10,100     810,525
PNC Bank Corp.                13,100*    422,475
Student Loan Marketing
   Association                 6,800     447,950
U.S. Bancorp                   1,400      46,900
Wachovia Corp.                 1,100      50,325
                                      ----------
  TOTAL FINANCE AND INSURANCE          6,093,046
                                      ----------
GENERAL BUSINESS -- 4.7%
H & R Block, Inc.              7,500     303,750
Deluxe Corp.                  16,900     490,100
Dun & Bradstreet Corp.         9,600     621,600
Royal PTT Nederland NV ADR     7,300     264,625
Reader's Digest Association,
   Inc., Class A               2,200     112,750
                                      ----------
  TOTAL GENERAL BUSINESS               1,792,825
                                      ----------
HEALTH CARE RELATED -- 7.3%
Baxter International, Inc.     7,500     314,063
Bristol-Myers Squibb Co.       9,500     815,812
Health Care Property
   Investment, Inc.            6,600     231,825
Eli Lilly & Co.                7,000     393,750
Meditrust                      7,700     268,537
Nationwide Health
   Properties, Inc.            6,600     277,200
Schering-Plough Corp.          5,200     284,700
SmithKline Beecham Unit
   PLC ADR                     2,800     155,400
                                      ----------
  TOTAL HEALTH CARE                    2,741,287
                                      ----------
SHELTER -- 0.2%
Weyerhaeuser Co.               1,600      69,200
                                      ----------
TECHNOLOGY -- 5.5%
Lockheed Martin Corp.          4,442     350,918
Rockwell International Corp.   5,200     274,950
TRW, Inc.                      5,000     387,500
Thiokol Corp.                    600      20,325


------------------------------------------------
                              SHARES      VALUE
------------------------------------------------
TECHNOLOGY (continued)
Thomas & Betts Corp.           2,800  $  206,500
United Technologies Corp.      4,700     445,912
Xerox Corp.                    3,000     411,000
                                      ----------
  TOTAL TECHNOLOGY                     2,097,105
                                      ----------
TRANSPORTATION -- 0.3%
Canadian National
   Railway, Co.(a)             7,300     109,500
                                      ----------
UTILITIES -- 18.6%
ALLTEL Corp.                   8,700     256,650
Baltimore Gas & Electric Co.  14,100     401,850
Bell Atlantic Corp.            6,600     441,375
Central & South West Corp.    11,800     328,925
Cinergy Corp.                  4,800     147,000
Consolidated Natural Gas Co.   3,100     140,663
GTE Corp.                     17,800     783,200
Hong Kong Telecommunications
   ADR                         7,900     140,225
National Power PLC ADR         6,000      55,500
NICOR, Inc.                    7,200     198,000
Northeast Utilities           11,900     290,063
NYNEX Corp.                   10,900     588,600
PECO Energy Co.                2,600      78,325
PP & L Resources, Inc.         6,800     170,000
Pacific Gas & Electric Co.     1,500      42,563
Pacific Telesis Group         16,300     548,087
Pacificorp                     3,700      78,625
Powergen PLC ADR               5,400      70,200
Public Service Enterprise
   Group                      10,400     318,500
Southern Co.                   7,400     182,225
Sprint Corp.                   4,700     187,412
Texas Utilities Co.            9,600     394,800
Unicom Corp.                   6,800     222,700
Union Electric Corp.           7,500     313,125
U.S. West Communications
   Group                      10,700     382,525
Wisconsin Energy Corp.         8,300     254,187
                                      ----------
  TOTAL UTILITIES                      7,015,325
                                      ----------
MISCELLANEOUS -- 1.3%
S&P 500 Depositary Receipt     7,800     479,578
                                      ----------
TOTAL COMMON STOCKS
   (cost $27,014,176)                 34,021,579
                                      ----------

-------------------------------------------------------------------------------
THE MANAGERS INCOME EQUITY FUND
SCHEDULE OF PORTFOLIO INVESTMENTS (concluded)
December 31, 1995

------------------------------------------------
                              SHARES      VALUE
------------------------------------------------
PREFERRED STOCKS -- 0.8%
Basic Industries -- 0.2%
Boise Cascade Corp.
   Series G, $1.58             3,100  $   88,738
                                      ----------
CONSUMER BASICS -- 0.6%
FHP International Corp.,
   Series A, $1.25**           8,200     217,300
                                      ----------
TOTAL PREFERRED STOCKS
   (cost $301,301)                       306,038
                                      ----------

------------------------------------------------
                           PRINCIPAL
                            AMOUNT
------------------------------------------------
CONVERTIBLE BONDS -- 0.6%
VLSI Technology, Inc.,
   Sub. Notes,
   8.250%, 10/01/05
   (cost $270,000)        $  270,000     247,725
                                      ----------


------------------------------------------------
REPURCHASE AGREEMENT -- 11.4%
State Street Bank, dated
   12/29/95, due 01/02/96,
   5.000%, total to be
   received $4,297,386
   (secured by $4,470,000
   U.S. Treasury Bills, due
   05/16/96, market value
   $4,384,739), at cost    4,295,000   4,295,000
                                      ----------
TOTAL INVESTMENTS -- 102.8%
   (cost $31,880,477)                 38,870,342
OTHER ASSETS, LESS LIABILITIES --
   (2.8%)                             (1,062,845)
                                      ----------
NET ASSETS-- 100.0%                  $37,807,497
                                     ===========


Note: Based on the cost of investments of $31,955,802 for Federal income tax purposes at December 31, 1995, the aggregate gross unrealized appreciation and depreciation was $7,147,405 and $232,865, respectively, resulting in net unrealized appreciation of $6,914,540.
-------------------------------------------------------------------------------
 * These shares, amounting to $574,950, were out on loan to various brokers as of December 31, 1995.
**  Stated rate is annualized based on the last quarterly dividend paid.
(a) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registrations, normally to qualified buyers. At December 31, 1995, the value of these securities amounted to $109,500 or 0.3% of net assets.
INVESTMENT ABBREVIATIONS:
    ADR: Securities whose value is determined or significantly influenced by trading on exchanges not located in the United States or Canada. ADR after the name of a holding stands for American Depositary Receipt, representing ownership of foreign securities on deposit with a domestic custodian bank.


-------------------------------------------------------------------------------
   The accompanying notes are an integral part of these financial statements.

-------------------------------------------------------------------------------
THE MANAGERS SPECIAL EQUITY FUND
SCHEDULE OF PORTFOLIO INVESTMENTS
December 31, 1995

------------------------------------------------
                              SHARES      VALUE
------------------------------------------------
COMMON STOCKS -- 93.0%
BASIC INDUSTRIES -- 0.3%
Michael Anthony Jewelers,
   Inc.*                     135,200  $  354,900
                                      ----------
CAPITAL GOODS -- 4.4%
AAR Corp.                     34,800     765,600
Altron, Inc.*                 12,300     362,850
Aspect Telecommunications
   Corp.*                     12,600     418,950
Automated Security Holdings,
   PLC ADR*                  334,157     250,618
Cable Design Technologies
   Corp.*                     19,100     840,400
HADCO Corp.*                   6,700     188,438
Kent Electronics Corp.*        6,500     379,437
MSC Industrial Direct Co.,
   Class A*                    5,100     140,250
Rogers Corp.*                 37,000     804,750
Scotsman Industries, Inc.     29,200     514,650
Wolverine Tube, Inc.*         15,900     596,250
                                      ----------
  TOTAL CAPITAL GOODS                  5,262,193
                                      ----------
CONSUMER BASICS -- 0.8%
Acme United Corp.*            73,600     285,200
Midwest Grain Products, Inc.  20,800     291,200
Pan American Beverages, Inc.,
   Class A                    11,700**   374,400
                                      ----------
  TOTAL CONSUMER BASICS                  950,800
                                      ----------
CONSUMER DURABLE GOODS -- 0.6%
Aaron Rents, Inc., Class B    34,000     612,000
Craftmade International, Inc. 24,200     160,325
                                      ----------
  TOTAL CONSUMER DURABLE GOODS           772,325
                                      ----------
CONSUMER NON-DURABLES -- 9.7%
American Safety Razor Co.*    43,900     345,713
Blyth Industries, Inc.*       25,000     737,500
Boise Cascade Office
   Products Corp.*             5,400     230,850
CDW Computer Centers, Inc.*    5,900     234,525
Cash America International,
   Inc.                       65,900     362,450
Catherine's Stores Corp.*     54,300     434,400
Corporate Express, Inc.*      18,750     560,156
Discount Auto Parts, Inc.*    21,300     662,963
Freds, Inc., Class A          51,600     387,000
Glacier Water Services, Inc.* 26,300**   486,550
Global DirectMail Corp.*      15,100     415,250
Mac Frugals Bargains
   Close-Outs, Inc.*         100,000   1,400,000


------------------------------------------------
                              SHARES      VALUE
------------------------------------------------
CONSUMER NON-DURABLES (continued)
The Mens Wearhouse, Inc.*     14,600  $  375,950
Micro Warehouse, Inc.*        10,900     471,425
Nautica Enterprises, Inc.*     8,200     352,600
Parlux Fragrances, Inc.*      43,200**   356,400
Sunglass Hut International,
   Inc.*                      18,700     439,450
Sylvan, Inc.*                 52,100     612,175
TJX Companies, Inc.           20,000     377,500
Tandycrafts, Inc.*            11,000      86,625
Todhunter International,
   Inc.*                      40,100     310,775
Helen of Troy Ltd.*           30,300     617,362
Tommy Hilfiger Corp.*         27,600   1,169,550
                                      ----------
  TOTAL CONSUMER NON-DURABLES         11,427,169
                                      ----------
CONSUMER SERVICES -- 3.3%
Associated Group, Inc.,
   Class A*                    8,400     151,200
Associated Group, Inc.,
   Class B*                   13,500     239,625
Acxiom Corp.*                 23,700     645,825
Cellular Communications, Inc.,
   Class A*                      900      44,775
Cellular Communications
   Puerto Rico, Inc.*         19,000     508,250
Davel Communications
   Group, Inc.*               40,500     516,375
Jones Intercable, Inc.,
   Class A*                   56,900     697,025
Protection One, Inc.*          5,000**    50,000
Roto-Rooter, Inc.             17,200     550,400
TPI Enterprises, Inc.*        60,100     172,788
                                      ----------
  TOTAL CONSUMER SERVICES              3,576,263
                                      ----------
ENERGY -- 2.2%
Berry Petroleum Co., Class A  37,500     379,688
Input/Output, Inc.*           18,900   1,091,475
Tosco Corp.                   30,000   1,143,750
                                      ----------
  TOTAL ENERGY                         2,614,913
                                      ----------
ENTERTAINMENT AND LEISURE -- 3.3%
Clear Channel
   Communications, Inc.*      10,800     476,550
Granite Broadcasting  Corp.*  35,800**   366,950
Harveys Casino Resorts        30,100     541,800
Heftel Broadcasting Corp.,
   Class A*                   27,000     472,500
Houghton Mifflin Co.          25,000   1,075,000
Osborn Communications Corp.*  55,500     444,000
Scientific Games Holdings
   Corp.*                     13,100     494,525
                                      ----------
  TOTAL ENTERTAINMENT AND LEISURE      3,871,325
                                      ----------

-------------------------------------------------------------------------------
THE MANAGERS SPECIAL EQUITY FUND
SCHEDULE OF PORTFOLIO INVESTMENTS (continued)
December 31, 1995

--------------------------------------------------
                               SHARES      VALUE
--------------------------------------------------
FINANCE AND INSURANCE -- 14.7%
AT&T Capital Corp.             57,600  $ 2,203,200
Alabama National
   Bancorporation              63,000      850,500
Allied Capital Commercial
   Corp.                       73,832    1,448,953
Allied Capital Corp.           31,000      519,250
Allied Capital Lending Corp.   38,993      492,287
American Travellers Corp.*     40,100**  1,122,800
Charter One Financial, Inc.    81,000    2,460,375
Equity Inns, Inc.              45,600      524,400
First Republic Bancorp, Inc.*  39,556      519,173
First Savings Bank of
   Washington Bancorp, Inc.    50,000      650,000
National Western Life
   Insurance Co., Class A*     12,000      666,000
Oxford Resources Corp.,
   Class A*                    16,200      364,500
PMC Capital, Inc.                 700        8,838
Premier Bancorp, Inc.          85,700    1,981,813
Presidential Realty Corp.,
   Class B                     64,458      378,690
ROC Communities, Inc.          22,000      528,000
Roosevelt Financial Group,
   Inc.                        55,000    1,051,875
The Money Store, Inc.          34,250      530,875
Washington Mutual, Inc.        22,500      644,062
Western National Corp.         27,700      446,662
                                        ----------
  TOTAL FINANCE AND INSURANCE           17,392,253
                                        ----------
GENERAL BUSINESS-- 15.6%
ABM Industries, Inc.           20,900      579,975
ACC Corp.                      27,800      625,500
AccuStaff, Inc.*               15,400      666,050
Alternative Resources Corp.*   14,900      439,550
American Business Information* 33,000      618,750
Amplicon, Inc.                 34,300      488,775
Brandon Systems Corp.          23,200      594,500
Ciber, Inc.*                   14,700      338,100
Concord EFS, Inc.*             15,900      655,875
Electro Rent Corp.*            73,350    1,522,013
Fair, Issac & Co., Inc.        15,300      378,675
Gartner Group, Inc., Class A*  17,800      849,950
Jack Henry & Associates, Inc.  22,200      549,450
Kinder Care Learning
   Centers, Inc.*              77,500      968,750
Manpower, Inc.                 46,500    1,307,813
National Education Corp.*     316,600    2,572,375
Robert Half International,
   Inc.*                       11,700      489,937
Sanifill, Inc.*                13,500      450,562
Steck Vaughn Publishing
   Corp.*                     125,000      921,875
Tetra Tech, Inc.*              35,375      804,781
United Waste Systems, Inc.*    25,600**    940,800


--------------------------------------------------
                               SHARES      VALUE
--------------------------------------------------
GENERAL BUSINESS (continued)
URS Corp.*                     67,000   $  469,000
U.S. Filter Corp.*             19,000      505,875
WorldCom, Inc.*                13,000      458,250
U.S. Office Products Co.*      12,000      268,500
                                        ----------
  TOTAL GENERAL BUSINESS                18,465,681
                                        ----------
HEALTH CARE RELATED -- 13.6%
Advocat, Inc.*                 49,700      552,913
Chemed Corp.                   19,100      742,513
Circon Corp.*                  11,600      233,450
Compdent Corp.*                13,300      551,950
Community Health
   Systems, Inc.*              12,900      459,563
Daig Corp.*                    13,800      317,400
Gulf South Medical Supply,
   Inc.*                       10,700      318,325
Health Care Property
   Investors, Inc.             16,100      565,512
Health Management
   Systems, Inc.*               4,000      154,000
Healthsource, Inc.*            22,800      820,800
Idexx Laboratories, Inc.*      13,800      641,700
Living Centers of America,
   Inc.*                       14,000      490,000
Medpartners/Mullikin, Inc.*    16,700**    546,925
Omnicare, Inc.                 15,600**    698,100
OrNda Healthcorp.*             19,500      453,375
Orthodontic Centers of
   America, Inc.*              12,200**    585,600
Owen Healthcare, Inc.*         21,750      570,937
Owens & Minor, Inc.
   Holding Co.                110,000    1,402,500
Phycor, Inc.*                   6,700      338,350
Physician Reliance
   Network, Inc.*              11,600      461,100
Physician Sales & Service,
   Inc.*                       23,400      655,200
Quintiles Transnational Corp.* 12,800      518,400
Quorum Health Group, Inc.*     16,500      358,875
Renal Treatment Centers, Inc.* 16,700      734,800
Retirement Care Associates,
   Inc.*                       19,650      198,956
Summit Care Corp.*             21,600      486,000
Unilab Corp.*                  69,500      182,437
Universal Health Services, Inc.,
   Class B*                    30,000    1,331,250
Vitalink Pharmacy Services,
   Inc.*                       34,000      765,000
                                        ----------
  TOTAL HEALTH CARE                     16,135,931
                                        ----------
TECHNOLOGY -- 15.6%
ALANTEC Corp.*                 12,900      748,200
ASTEC Industries, Inc.*        17,500      170,625

-------------------------------------------------------------------------------
THE MANAGERS SPECIAL EQUITY FUND
SCHEDULE OF PORTFOLIO INVESTMENTS (concluded)
December 31, 1995

------------------------------------------------
                              SHARES      VALUE
------------------------------------------------
TECHNOLOGY (continued)
Alpha Industries, Inc.*       37,700   $ 532,513
Astea International, Inc.*    15,700     357,175
Cambridge Technology
   Partners*                  19,300   1,090,450
Checkpoint Systems, Inc.*     34,450** 1,287,569
Cognex Corp.*                 36,000   1,251,000
Computron Software, Inc.*     21,000**   372,750
Comverse Technology, Inc.*    24,700     494,000
Dialogic Corp.*                8,800     338,800
Diamond Multimedia
   Systems, Inc.*             10,300     369,512
Electronics for Imaging,
   Inc.*                      21,100     907,300
GaSonics International Corp.* 19,500     263,250
Hyperion Software Corp.*      27,800     583,800
ILC Technology, Inc.*         50,000     462,500
In Focus Systems, Inc.*        1,700      60,775
Inso Corp.*                    9,400**   399,500
Integrated Systems, Inc.*      9,100     350,350
Kemet Corp.*                  24,500     581,875
McAfee Associates, Inc.*      22,800     974,700
National Computer Systems,
   Inc.                       28,500     520,125
NetManage, Inc.*              22,300**   512,900
Optical Data Systems, Inc.*   14,800     362,600
Picturetel Corp.*             18,600     797,475
Project Software &
   Development, Inc.*         10,300     359,212
Remedy Corp.*                  9,600     554,400
Richardson Electronics, Ltd.  14,100     148,050
Shiva Corp.*                   5,600     407,400
Sierra Semiconductor Corp.*   18,600     258,075
Telxon Corp.                  17,200     382,700
Tencor Instruments*           17,800     431,650
Ultratech Stepper, Inc.*      23,700     607,312
VTEL Corp.*                   16,000     296,000
Veritas Software Corp.*        8,000     296,000
Zebra Technologies Corp.,
   Class A*                   26,400     897,600
                                      ----------
  TOTAL TECHNOLOGY                    18,428,143
                                      ----------
TRANSPORTATION -- 7.9%
Air Express International
   Corp.                      45,000   1,012,500
Airborne Freight Corp.        64,000   1,704,000
Consolidated Freightways,
   Inc.                       68,100   1,804,650
Fritz Companies, Inc.*        19,400     805,100
Harper Group, Inc.           109,900   1,950,725
Pittston Services Group       40,000   1,255,000
Sea Containers, Ltd.,
   Class B                    13,890     239,603
Wisconsin Central
   Transportation Corp.*       9,700     634,137
                                      ----------
  TOTAL TRANSPORTATION                 9,405,715
                                      ----------


------------------------------------------------
                              SHARES      VALUE
------------------------------------------------
UTILITIES -- 1.3%
Centennial Cellular Corp.,
   Class A*                   44,650  $  764,631
Pronet, Inc.*                 24,500     719,687
                                     -----------
  TOTAL UTILITIES                      1,484,318
                                     -----------
TOTAL COMMON STOCKS
   (cost $85,787,856)                110,141,929
                                     -----------
PREFERRED STOCKS -- 0.3%
CONSUMER SERVICES -- 0.3%
Cellular Communications, Inc.*
   non-cumulative, participating
   preferred (cost $227,090)   6,714     330,665
                                     -----------

------------------------------------------------
                       PRINCIPAL
                        AMOUNT
------------------------------------------------
REPURCHASE AGREEMENT -- 8.6%
State Street Bank, dated
   12/29/95, due 01/02/96,
   5.000%, total to be
   received $10,125,622
   (secured by $10,525,000
   U.S. Treasury Bills, due
   05/16/96, market value
   $10,324,246), at cost $10,120,000  10,120,000
                                    ------------
TOTAL INVESTMENTS -- 101.9%
   (cost $96,134,948)                120,592,594
OTHER ASSETS, LESS LIABILITIES
   -- (1.9%)                          (2,231,006)
                                    ------------
NET ASSETS -- 100.0%                $118,361,588
                                    ============
-------------------------------------------------------------------------------
Note: Based on the cost of investments of $96,238,628 for Federal income tax purposes at December 31, 1995, the aggregate gross unrealized appreciation and depreciation was $29,659,057 and $5,305,091, respectively, resulting in net unrealized appreciation of investments of $24,353,966.
-------------------------------------------------------------------------------
 * Non-income-producing security.
** Some or all of these shares, amounting to $5,287,096, were out on loan to various brokers as of December 31, 1995.
INVESTMENT ABBREVIATIONS:
   ADR: Securities whose value is determined or significantly influenced by trading on exchanges not located in the United States or Canada. ADR after the name of a foreign holding stands for American Depositary Receipt, representing ownership of foreign securities on deposit with a domestic custodian bank.

-------------------------------------------------------------------------------
   The accompanying notes are an integral part of these financial statements.

-------------------------------------------------------------------------------
THE MANAGERS INTERNATIONAL EQUITY FUND
SCHEDULE OF PORTFOLIO INVESTMENTS
December 31, 1995

------------------------------------------------
                              SHARES     VALUE
------------------------------------------------

COMMON STOCKS -- 92.6%
ARGENTINA -- 0.2%
ENERGY -- 0.2%
YPF Sociedad Anonima,
   Class D ADR                10,500  $  227,063
                                      ----------
AUSTRALIA -- 5.0%
CONSUMER BASICS -- 0.7%
Coca Cola Amatil Ltd.         75,000     598,149
Fosters Brewing GP           197,160     323,862
                                      ----------
  TOTAL CONSUMER BASICS                  922,011
                                      ----------
ENERGY -- 1.6%
Ampolex Ltd.*                 61,000     133,299
Broken Hill Proprietary Co.
   Ltd.                       69,694     984,232
Woodside Petroleum Ltd.*     231,050   1,181,525
                                      ----------
  TOTAL ENERGY                         2,299,056
                                      ----------
ENTERTAINMENT AND LEISURE -- 1.0%
News Corporation Ltd. ADR     69,100   1,330,175
                                      ----------
FINANCE -- 1.1%
Westpac Banking
   Corporation Ltd.          360,600   1,597,425
                                      ----------
UTILITIES -- 0.6%
Australian Gas & Light Co.
   Ltd.                      231,440     868,717
                                      ----------
  TOTAL AUSTRALIA                      7,017,384
                                      ----------
AUSTRIA -- 0.1%
GENERAL BUSINESS -- 0.1%
Flughafen Wien AG (a)          2,955     199,375
                                      ----------
BRAZIL -- 0.8%
ENERGY -- 0.3%
CESP CIA Energy
   Sao Paulo ADR*             31,600     275,934
CESP CIA Energy
   Sao Paulo ADR (a)*         14,000     122,249
                                      ----------
  TOTAL ENERGY                           398,183
                                      ----------
UTILITIES -- 0.5%
Centrais Eletricas
   Brasileiras ADR            53,500     723,844
                                      ----------
  TOTAL BRAZIL                         1,122,027
                                      ----------
CANADA -- 2.0%
BASIC INDUSTRIES -- 1.3%
Alcan Aluminium Ltd.           9,796     304,015
Barrick Gold Corp.            11,300     298,038


------------------------------------------------
                              SHARES      VALUE
------------------------------------------------
BASIC INDUSTRIES (continued)
Cambior, Inc.                 18,600  $  200,915
Placer Dome, Inc.             42,000   1,007,323
                                      ----------
  TOTAL BASIC INDUSTRIES               1,810,291
                                      ----------
TRANSPORTATION -- 0.7%
Canadian Pacific Ltd.         57,000   1,038,356
                                      ----------
  TOTAL CANADA                         2,848,647
                                      ----------
CHINA -- 0.4%
UTILITIES -- 0.4%
Huaneng Power
   International, Inc. ADR*   42,000     603,750
                                      ----------
DENMARK -- 1.2%
CAPITAL GOODS -- 0.5%
FLS Industries, Series B       9,900     766,682
                                      ----------
FINANCE -- 0.7%
Unidanmark A/S, Class A       19,200     950,923
                                      ----------
  TOTAL DENMARK                        1,717,605
                                      ----------
FINLAND -- 0.9%
BASIC INDUSTRIES -- 0.9%
Kymmene OY                    46,200   1,221,548
                                      ----------
FRANCE -- 6.0%
CAPITAL GOODS -- 2.4%
Alcatel Alsthom               25,500   2,198,509
Compagnie De Saint-Gobain     10,300   1,123,177
                                      ----------
  TOTAL CAPITAL GOODS                  3,321,686
                                      ----------
CONSUMER BASICS -- 0.6%
Roussel-Uclaf ADR (a)*        10,240     868,972
                                      ----------
ENERGY -- 0.8%
Total Francaise Petroleum     15,831   1,068,439
                                      ----------
ENTERTAINMENT AND LEISURE -- 0.6%
Accor SA                       6,157     797,128
                                      ----------
FINANCE -- 0.7%
Banque Nationale de Paris     23,100   1,042,024
                                      ----------
GENERAL BUSINESS -- 0.9%
CIE Generale Des Eaux         13,200   1,317,844
                                      ----------
  TOTAL FRANCE                         8,416,093
                                      ----------

-------------------------------------------------------------------------------
THE MANAGERS INTERNATIONAL EQUITY FUND
SCHEDULE OF PORTFOLIO INVESTMENTS (continued)
December 31, 1995

------------------------------------------------
                              SHARES     VALUE
------------------------------------------------

GERMANY -- 11.1%
BASIC INDUSTRIES -- 2.1%
Hoechst AG                     9,612 $ 2,606,530
Viag AG                          950     380,795
                                     -----------
  TOTAL BASIC INDUSTRIES               2,987,325
                                     -----------
CAPITAL GOODS -- 3.0%
Mannesmann AG                  7,897   2,514,158
Siemens AG                     3,030   1,658,104
                                     -----------
  TOTAL CAPITAL GOODS                  4,172,262
                                     -----------
CONSUMER BASICS-- 0.5%
Schering AG                    9,200     609,464
                                     -----------
CONSUMER DURABLE GOODS -- 0.4%
Daimler-Benz AG                1,170     588,874
                                     -----------
CONSUMER NON-DURABLES -- 0.3%
Spar Handels AG                1,900     407,947
                                     -----------
FINANCE -- 1.3%
Bayerische Vereinsbank AG     28,480     845,764
Munchener Rueckvericherungs-
   Gesellschaft                  457     993,963
                                     -----------
  TOTAL FINANCE                        1,839,727
                                     -----------
GENERAL BUSINESS-- 1.5%
SAP AG                        13,800   2,087,557
                                     -----------
UTILITIES -- 2.0%
RWE AG                         2,140     596,723
Veba AG                       52,900   2,245,807
                                     -----------
  TOTAL UTILITIES                      2,842,530
                                     -----------
  TOTAL GERMANY                       15,535,686
                                     -----------
HONG KONG -- 1.9%
BASIC INDUSTRIES -- 0.8%
Hutchison Whampoa Ltd.       189,000   1,151,232
                                     -----------
FINANCE -- 1.1%
HSBC Holdings PLC,
   UK registered              86,625   1,310,718
Peregrine Investment
   Holdings Ltd.             176,000     227,610
                                     -----------
  TOTAL FINANCE                        1,538,328
                                     -----------
  TOTAL HONG KONG                      2,689,560
                                     -----------
INDONESIA -- 0.5%
GENERAL BUSINESS -- 0.5%
PT Indosat ADR                17,300     631,450
                                     -----------


------------------------------------------------
                              SHARES      VALUE
------------------------------------------------
ITALY -- 0.7%
CONSUMER DURABLE GOODS -- 0.7%
Fiat SpA                     521,600 $   952,469
                                     -----------
JAPAN -- 18.5%
BASIC INDUSTRIES -- 2.4%
Bridgestone Corp.             27,000     428,862
Hitachi Metals Ltd.            6,000      70,315
Nisshin Steel Co.             92,000     371,564
Sekisui Chemical Co.          87,000   1,280,775
Sumitomo Metal Industries*    48,000     145,511
Sumitomo Metal Mining Co.    116,000   1,042,595
                                     -----------
  TOTAL BASIC INDUSTRIES               3,339,622
                                     -----------
CAPITAL GOODS -- 4.0%
Hitachi                      224,000   2,256,271
Mitsubishi Heavy Industries
   Ltd.                      198,000   1,578,247
NSK                           58,000     421,308
Omron Corp.                   50,000   1,152,542
SMC Corp.                      2,000     144,697
                                     -----------
  TOTAL CAPITAL GOODS                  5,553,065
                                     -----------
CONSUMER DURABLE GOODS -- 4.8%
Matsushita Electric
   Industries                144,000   2,343,051
Mazda Motor Corp.*           244,000   1,037,443
Sony Corp.                    30,000   1,798,547
Toyota Motor Corp.            74,000   1,569,589
                                     -----------
  TOTAL CONSUMER DURABLE GOODS         6,748,630
                                     -----------
CONSUMER NON-DURABLES -- 0.9%
Canon, Inc.                   67,000   1,213,462
                                 ---------------
ENTERTAINMENT AND LEISURE -- 0.7%
Nintendo Corp. Ltd.           13,000     988,378
                                 ---------------
FINANCE -- 2.8%
Nichiei Co.                    8,000     596,610
Orix Corp. Ltd.               33,000   1,358,354
Promise Co.                   10,800     519,864
Sumitomo Trust and
   Banking Co.               107,000   1,513,027
                                     -----------
  TOTAL FINANCE                        3,987,855
                                     -----------
GENERAL BUSINESS -- 0.4%
Dai Nippon Printing Co. Ltd.  37,000     627,119
                                     -----------

-------------------------------------------------------------------------------
THE MANAGERS INTERNATIONAL EQUITY FUND
SCHEDULE OF PORTFOLIO INVESTMENTS (continued)
December 31, 1995

------------------------------------------------
                              SHARES     VALUE
------------------------------------------------
TECHNOLOGY -- 1.6%
Kyocera Corp.                  6,000 $   445,714
Ricoh Company Ltd.            32,000     350,218
Rohm Company                  25,000   1,411,622
                                     -----------
  TOTAL TECHNOLOGY                     2,207,554
                                     -----------
UTILITIES -- 0.9%
DDI Corporation                  169   1,309,443
                                     -----------
  TOTAL JAPAN                         25,975,128
                                     -----------
NETHERLANDS -- 6.4%
CONSUMER NON-DURABLES -- 1.1%
Heineken NV                    8,660   1,536,426
                                     -----------
ENERGY -- 1.9%
Royal Dutch Petroleum Co. ADR 14,100   1,989,862
Royal Dutch Petroleum Co.      4,650     649,673
                                     -----------
  TOTAL ENERGY                         2,639,535
                                     -----------
FINANCE -- 3.1%
Aegon NV                      38,342   1,696,443
International Nederlanden
   Groep NV                   39,221   2,620,110
                                     -----------
  TOTAL FINANCE                        4,316,553
                                     -----------
TRANSPORTATION -- 0.3%
Nedlloyd Groep NV             21,900     496,766
                                     -----------
  TOTAL NETHERLANDS                    8,989,280
                                     -----------
NEW ZEALAND -- 0.9%
CONSUMER BASICS -- 0.5%
Lion Nathan Ltd.             307,400     733,532
                                     -----------
SHELTER -- 0.4%
Fletcher Challenge Ltd.      236,400     545,562
                                     -----------
  TOTAL NEW ZEALAND                    1,279,094
                                     -----------
NORWAY -- 0.8%
BUILDING MATERIALS -- 0.5%
Aker AS                       48,400     641,859
                                     -----------
CAPITAL GOODS -- 0.3%
Kvaerner AS                   14,000     495,098
                                     -----------
  TOTAL NORWAY                         1,136,957
                                     -----------
PANAMA -- 0.4%
FINANCE -- 0.4%
Banco Latinamericano de
   Exportaciones SA, E Shares 12,100     562,650
                                     -----------


------------------------------------------------
                               SHARES     VALUE
------------------------------------------------
SINGAPORE -- 0.7%
BASIC INDUSTRIES -- 0.4%
Jardine Matheson Holdings
   Ltd.                       83,435 $   571,530
                                     -----------
MISCELLANEOUS -- 0.3%
Jardine Strategic Holdings
   Ltd.                      118,000     361,080
                                     -----------
  TOTAL SINGAPORE                        932,610
                                     -----------
SOUTH AFRICA -- 0.9%
BASIC INDUSTRIES -- 0.7%
Impala Platinum Holdings ADR  24,300     443,280
Rustenburg Platinum
   Holdings Ltd. ADR          30,917     508,857
                                     -----------
  TOTAL BASIC INDUSTRIES                 952,137
                                     -----------
CONSUMER BASICS -- 0.2%
Malbak Ltd. GDR*              12,900      83,850
Malbak Ltd. GDR (a)*          31,400     217,489
                                     -----------
  TOTAL CONSUMER BASICS                  301,339
                                     -----------
  TOTAL SOUTH AFRICA                   1,253,476
                                     -----------
SOUTH KOREA -- 2.8%
CAPITAL GOODS -- 1.4%
Daewoo Heavy Industries       26,214     285,541
L.G. Electronics, Inc.  GDR*  24,000     267,617
L.G. Electronics, Inc.
   GDR (a)*                    1,398      15,589
Samsung Electronics Ltd. GDR
   representing 1/2 voting
   share*                        262      25,348
Samsung Electronics Ltd. (a)  17,500   1,050,000
Samsung Electronics Ltd.
   Sponsored GDR (a)*            334      32,314
Samsung Electronics Ltd.
   Non-Voting GDR (a)*         3,463     207,780
Samsung Electronics Ltd.
   GDR (a)*                       66       6,386
                                     -----------
  TOTAL CAPITAL GOODS                  1,890,575
                                     -----------
CONSUMER BASICS -- 0.5%
Cheil Foods & Chemicals, Inc. 16,000     558,943
Cheil Foods & Chemicals, Inc.,
   Preferred                   2,607     178,785
                                     -----------
  TOTAL CONSUMER BASICS                  737,728
                                     -----------
MISCELLANEOUS -- 0.5%
Pang Rim Spinning             11,200     744,982
                                     -----------
UTILITIES -- 0.4%
Korea Electric Power Co. ADR  20,000     520,000
                                     -----------
  TOTAL SOUTH KOREA                    3,893,285
                                     -----------

-------------------------------------------------------------------------------
THE MANAGERS INTERNATIONAL EQUITY FUND
SCHEDULE OF PORTFOLIO INVESTMENTS (continued)
December 31, 1995

------------------------------------------------
                               SHARES     VALUE
------------------------------------------------

SPAIN -- 1.1%
FINANCE -- 0.4%
Banco Santander SA             9,700 $   486,999
                                     -----------
UTILITIES -- 0.7%
Empresa Nacional de
   Electricidad SA            18,400   1,042,111
                                     -----------
  TOTAL SPAIN                          1,529,110
                                     -----------
SWEDEN -- 5.2%
CAPITAL GOODS -- 1.3%
Autoliv AB                    16,000     934,982
SKF AB                        49,800     952,543
                                     -----------
  TOTAL CAPITAL GOODS                  1,887,525
                                     -----------
CONSUMER BASICS -- 2.2%
Astra AB, Series A            46,700   1,863,864
Astra AB, Series B            29,800   1,180,385
                                     -----------
  TOTAL CONSUMER BASICS                3,044,249
                                     -----------
CONSUMER DURABLE GOODS -- 1.0%
Electrolux AB, Series B       19,600     804,404
Volvo AB                      29,900     612,437
                                     -----------
  TOTAL CONSUMER DURABLE GOODS         1,416,841
                                     -----------
FINANCE -- 0.7%
Skandia Foersaekrings AB      37,200   1,005,678
                                     -----------
  TOTAL SWEDEN                         7,354,293
                                     -----------
SWITZERLAND -- 10.2%
BASIC INDUSTRIES -- 1.7%
CIBA Geigy AG, Bearer          1,115     976,290
CIBA Geigy AG, Registered      1,610   1,416,688
                                     -----------
  TOTAL BASIC INDUSTRIES               2,392,978
                                     -----------
CAPITAL GOODS -- 1.8%
BBC Brown Boveri AG            1,120   1,301,084
Schindler Holding  AG PC         340     352,233
Sulzer, Registered GDR         1,240     709,493
Sulzer AG PC                     300     159,948
                                     -----------
  TOTAL CAPITAL GOODS                  2,522,758
                                     -----------
CONSUMER BASICS -- 2.5%
Nestle SA, Registered          2,091   2,313,061
Sandoz AG                      1,330   1,217,581
                                     -----------
  TOTAL CONSUMER BASICS                3,530,642
                                     -----------


------------------------------------------------
                              SHARES      VALUE
------------------------------------------------
FINANCE -- 3.2%
Baloise Holdings                 424 $   882,185
Schweizerischer Bankverein     2,724   1,112,270
Schweizerische
   Rueckversicherungs          1,145   1,332,111
Zurich Versicherun Registered  3,925   1,173,927
                                     -----------
  TOTAL FINANCE                        4,500,493
                                     -----------
GENERAL BUSINESS -- 1.0%
SGS Societe Generale de
   Surveillance Holding SA       718   1,425,418
                                     -----------
  TOTAL SWITZERLAND                   14,372,289
                                     -----------
UNITED KINGDOM -- 11.7%
BASIC INDUSTRIES -- 0.7%
RTZ Corp. PLC                 71,265   1,035,938
                                     -----------
CONSUMER BASICS -- 2.2%
Allied Domecq PLC ADR         89,600     729,157
Cadbury Schweppes PLC        167,980   1,386,572
Grand Metropolitan PLC        72,300     520,439
Great Universal Stores PLC    49,100     521,959
                                     -----------
  TOTAL CONSUMER BASICS                3,158,127
                                     -----------
CONSUMER NON-DURABLES -- 1.9%
Sears  PLC                   719,700   1,162,429
Thorn EMI PLC                 61,300   1,443,725
                                     -----------
  TOTAL CONSUMER NON-DURABLES          2,606,154
                                     -----------
ENERGY -- 0.1%
Lasmo PLC                     67,626     182,745
                                     -----------
ENTERTAINMENT AND LEISURE -- 1.8%
Rank Organisation PLC        183,600   1,328,740
Reuters Holdings PLC         126,600   1,159,042
                                     -----------
  TOTAL ENTERTAINMENT AND LEISURE      2,487,782
                                     -----------
FINANCE -- 0.6%
Lloyds Abbey Life PLC         82,300     575,167
St. Jame's Place Capital PLC 124,000     199,317
                                     -----------
  TOTAL FINANCE                          774,484
                                     -----------
GENERAL BUSINESS -- 0.9%
Mirror Group PLC             287,500     785,836
Waste Management
   International PLC *       100,000     528,032
                                     -----------
  TOTAL GENERAL BUSINESS               1,313,868
                                     -----------

-------------------------------------------------------------------------------
THE MANAGERS INTERNATIONAL EQUITY FUND
SCHEDULE OF PORTFOLIO INVESTMENTS (continued)
December 31, 1995

-------------------------------------------------
                                SHARES    VALUE
-------------------------------------------------

TECHNOLOGY -- 1.1%
British Aerospace PLC,
   Capital Warrants *          3,220 $     15,602
British Aerospace PLC        124,451    1,538,122
                                     ------------
  TOTAL TECHNOLOGY                      1,553,724
                                     ------------
TRANSPORTATION -- 0.3%
London & Overseas
   Freighters ADR             34,400      395,600
                                     ------------
UTILITIES -- 2.1%
Midlands Electricity PLC      70,500      832,117
National Grid Group*          57,034      176,266
National Power PLC           108,000      753,937
National Power PLC,
   partially paid*(b)         56,700      135,608
Powergen PLC                 125,426    1,036,288
                                     ------------
  TOTAL UTILITIES                       2,934,216
                                     ------------
  TOTAL UNITED KINGDOM                 16,442,638
                                     ------------
UNITED STATES -- 2.2%
BASIC INDUSTRIES -- 0.3%
Homestake Mining Co.          27,400      428,125
                                     ------------
CONSUMER BASICS -- 0.5%
Pharmacia & Upjohn, Inc.*     18,900      732,375
                                     ------------
CONSUMER NON-DURABLES -- 0.2%
Amway Asia Pacific Ltd.       10,000      356,250
                                     ------------
FINANCE -- 0.9%
EXEL Ltd.                      8,500      518,500
Rouse Company                    720       14,670
UNUM Corp.                    12,100      665,500
                                     ------------
  TOTAL FINANCE                         1,198,670
                                     ------------
SHELTER -- 0.3%
Lafarge Corp.                 23,600      442,500
                                     ------------
  TOTAL UNITED STATES                   3,157,920
                                     ------------
VENEZUELA -- 0.0%
ENERGY -- 0.0%
Venezolana De Prerredicidos
   GDR (a)*                   10,780       43,120
                                     ------------
TOTAL COMMON STOCKS
   (cost $110,872,201)                130,104,507
                                     ------------


-------------------------------------------------
                           PRINCIPAL
                             AMOUNT       VALUE
-------------------------------------------------
FOREIGN CORPORATE OBLIGATION -- 0.3%
Teck Corp., Convertible Bonds,
   3.750%, 07/15/06       $  469,000 $    468,414
                                     ------------
TOTAL FOREIGN CORPORATE OBLIGATION
   (cost $390,560)                        468,414
                                     ------------
-------------------------------------------------
COMMERCIAL PAPER -- 2.1%
Federal Home Loan Mortgage
    Discount Notes,
   5.600%, 01/02/96          405,000      404,937
Federal National Mortgage
   Association Discount Notes,
   5.450%, 01/03/96        2,615,000    2,614,208
                                     ------------
TOTAL COMMERCIAL PAPER
   (cost $3,019,145)                    3,019,145
                                     ------------
-------------------------------------------------
U.S. TREASURY BILLS -- 0.3%
U.S. Treasury Bills
   4.500%, 01/11/96          175,000      174,781
   5.080%, 01/11/96          195,000      194,725
                                     ------------
Total U.S. Treasury Bills
   (cost $369,506)                        369,506
                                     ------------
REPURCHASE AGREEEMENT -- 6.2%
Donaldson, Lufkin, Jenrette,
   dated 12/29/95, due
   01/02/96, 5.850%, total
   to be received at maturity
   $8,668,631 (secured by
   $5,226,000 U.S. Treasury
   Bonds, 14.000%, due
   11/15/11, market value
   $8,751,674), at cost    8,663,000    8,663,000
                                     ------------
TOTAL INVESTMENTS -- 101.5%
   (cost $123,314,412)                142,624,572

OTHER ASSETS, LESS LIABILITIES
   -- (1.5%)                          (2,136,667)
                                     ------------
NET ASSETS -- 100.0%                 $140,487,905
                                     ============

-------------------------------------------------------------------------------
THE MANAGERS INTERNATIONAL EQUITY FUND
SCHEDULE OF PORTFOLIO INVESTMENTS (concluded)
December 31, 1995

-------------------------------------------------------------------------------


-------------------------------------------------------------------------------
Note: Based on the cost of investments of $123,581,100 for Federal income tax purposes at December 31, 1995, the aggregate gross unrealized appreciation and depreciation was $22,380,851 and $3,337,379, respectively, resulting in net unrealized appreciation of investments of $19,043,472.
-------------------------------------------------------------------------------
 *  Non-income-producing security.
(a) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 1995, the value of these securities amounted to $2,987,772 or 2.1% of net assets.
(b) Purchased on an installment basis. Market value reflects only the first of three payments made through December 31, 1995.

INVESTMENT ABBREVIATIONS:
    ADR/GDR: Securities whose value is determined or significantly influenced by trading on exchanges not located in the United States or Canada. ADR after the name of a foreign holding stands for American Depositary Receipt, representing ownership of foreign securities on deposit with a domestic custodian bank; a GDR (Global
             Depositary Receipt) is comparable, but foreign securities are held on deposit in a non-U.S. bank.


-------------------------------------------------------------------------------
   The accompanying notes are an integral part of these financial statements.

-------------------------------------------------------------------------------
THE MANAGERS FUNDS
STATEMENTS OF ASSETS AND LIABILITIES
December 31, 1995
-------------------------------------------------------------------------------

                                                           MANAGERS            MANAGERS          MANAGERS               MANAGERS
                                                            CAPITAL             INCOME            SPECIAL            INTERNATIONAL
                                                         APPRECIATION           EQUITY            EQUITY                EQUITY
                                                             FUND                FUND              FUND                  FUND
                                                         ------------        -----------       ------------          -------------
ASSETS:
   Investments at value*                                  $75,489,957        $34,575,342       $110,472,594          $133,961,572
   Repurchase agreements at cost and value                  9,925,000          4,295,000         10,120,000             8,663,000
   Cash                                                         7,317              8,435              2,975                 4,806
   Foreign currency (cost $119,982)                                --                 --                 --               118,411
   Collateral from brokers on securities loaned             2,227,600            592,300          5,406,026                    --
   Receivable for investments sold                            893,593             76,130            865,840                55,382
   Receivable for Fund shares sold                            573,641            329,971            695,992             1,287,659
   Dividends, interest and other receivables                   77,901            137,419            156,277                85,182
   Foreign withholding tax receivable                              --              9,200                 --               103,423
   Prepaid expenses                                            23,150             14,098             32,447                37,657
                                                          -----------        -----------       ------------          ------------
           Total assets                                    89,218,159         40,037,895        127,752,151           144,317,092
                                                          -----------        -----------       ------------          ------------

LIABILITIES:
   Dividends and distributions payable                      1,958,365          1,045,603          3,398,433             2,300,045
   Payable for Fund shares repurchased                      1,189,990             30,883            264,711                65,254
   Payable upon return of securities loaned                 2,227,600            592,300          5,406,026                    --
   Payable for investments purchased                          366,998            491,171            150,060             1,066,472
   Payable for closed forward foreign currency contracts           --                 --                 --               172,096
   Accrued expenses:
       Investment advisory and management fees                 56,719             23,895             89,966               106,054
       Administrative fees                                     17,725              7,965             24,990                29,459
       Other                                                   48,001             38,581             56,377                89,807
                                                          -----------        -----------       ------------          ------------
           Total liabilities                                5,865,398          2,230,398          9,390,563             3,829,187
                                                          -----------        -----------       ------------          ------------
   NET ASSETS                                             $83,352,761        $37,807,497       $118,361,588          $140,487,905
                                                          ===========        ===========       ============          ============
   Shares outstanding                                       3,070,997          1,329,830          2,731,100             3,514,558
                                                          ===========        ===========       ============          ============
   Net asset value, offering and redemption price
      per share                                                $27.14             $28.43             $43.34                $39.97
                                                          ===========        ===========       ============          ============
NET ASSETS REPRESENT:
   Paid-in capital                                        $68,724,643        $29,793,979       $ 90,223,439          $121,036,512
   Distributions in excess of net investment income                --                 --                 --               (26,468)
   Undistributed net investment income                         43,118             41,649                 --                    --
   Accumulated net realized gain from investments          2,827,1639             82,004          3,680,503               170,506
   Net unrealized appreciation of investments and
     foreign currency contracts and translations           11,757,837          6,989,865         24,457,646            19,307,355
                                                          -----------        -----------       ------------          ------------
   NET ASSETS                                             $83,352,761        $37,807,497       $118,361,588          $140,487,905
                                                          ===========        ===========       ============          ============
     *Investments at cost                                 $63,732,116        $27,585,477       $ 86,014,948          $114,651,412
                                                          ===========        ===========       ============          ============

-------------------------------------------------------------------------------
   The accompanying notes are an integral part of these financial statements.

-------------------------------------------------------------------------------
THE MANAGERS FUNDS
STATEMENTS OF OPERATIONS
For the year ended December 31, 1995
-------------------------------------------------------------------------------

                                                                MANAGERS        MANAGERS        MANAGERS              MANAGERS
                                                                CAPITAL          INCOME         SPECIAL            INTERNATIONAL
                                                             APPRECIATION        EQUITY          EQUITY               EQUITY
                                                                  FUND            FUND             FUND                FUND
                                                             ------------      -----------      -----------         -----------
INVESTMENT INCOME:
   Dividend income                                               $771,152       $1,662,744         $963,824          $2,255,175
   Interest income                                                540,561           63,070          397,289             505,254
   Foreign withholding tax                                         (3,062)         (10,669)          (3,319)           (257,398)
   Stock loan fees                                                 15,296              903           33,057                  --
                                                             ------------      -----------      -----------         -----------
       Total investment income                                  1,323,947        1,716,048        1,390,851           2,503,031
                                                             ------------      -----------      -----------         -----------
EXPENSES:
   Investment advisory and management fees                        635,588          299,824          977,869             948,514
   Administrative fees                                            191,815           95,949          262,781             256,822
   Custodian fees                                                  84,994           69,329          123,133             249,499
   Audit fees                                                      39,550           35,193           41,728              47,939
   Transfer agent fees                                             50,945           30,209           63,432              67,525
   Registration fees                                               18,430           14,011           20,979              21,119
   Legal fees                                                      17,871            9,174           24,279              22,382
   Trustee fees                                                     7,655            4,321           10,372               8,626
   Miscellaneous expenses                                          31,150           19,769           43,644              40,792
                                                             ------------      -----------      -----------         -----------
      Total expenses                                            1,077,998          577,779        1,568,217           1,663,218
                                                             ------------      -----------      -----------         -----------
Net investment income (loss)                                      245,949        1,138,269         (177,366)            839,813
                                                             ------------      -----------      -----------         -----------
NET REALIZED AND UNREALIZED GAIN (LOSS):
   Net realized gain on investment transactions                13,170,596        5,081,595       12,656,992           6,097,160
   Net realized gain on foreign currency contracts
     and translations                                                  --               --               --           1,175,765
   Net unrealized appreciation of investments                   8,969,556        5,771,575       18,943,704           7,094,772
   Net unrealized appreciation from foreign
     currency translations                                             --               --               --             177,937
                                                             ------------      -----------      -----------         -----------
       Net realized and unrealized gain                        22,140,152       10,853,170       31,600,696          14,545,634
                                                             ------------      -----------      -----------         -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS          $22,386,101      $11,991,439      $31,423,330         $15,385,447
                                                             ============      ===========      ===========         ===========

-------------------------------------------------------------------------------
   The accompanying notes are an integral part of these financial statements.

-------------------------------------------------------------------------------
THE MANAGERS FUNDS
STATEMENTS OF NET ASSETS

-------------------------------------------------------------------------------

                                                                           MANAGERS                            MANAGERS
                                                                            CAPITAL                             INCOME
                                                                         APPRECIATION                           EQUITY
                                                                             FUND                                FUND
                                                                  ----------------------------        ---------------------------
                                                                    For the         For the             For the         For the
                                                                   year ended      year ended          year ended     year ended
                                                                  December 31,    December 31,        December 31,   December 31,
                                                                      1995            1994                1995            1994
                                                                  -----------     -----------         ------------   ------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
   Net investment income (loss)                                    $  245,949      $  440,244         $ 1,138,269     $ 1,384,029
   Net realized gain (loss) on investments
     and foreign currency transactions                             13,170,596       3,379,027           5,081,595       3,018,045
   Net unrealized appreciation (depreciation) of investments
     and foreign currency translations                              8,969,556      (5,341,454)          5,771,575      (4,319,633)
                                                                  -----------     -----------         ------------    -----------
       Net increase (decrease) in net assets
         resulting from operations                                 22,386,101      (1,522,183)         11,991,439          82,441
                                                                  -----------     -----------         ------------    -----------
DISTRIBUTIONS TO SHAREHOLDERS:
   From net investment income                                        (224,395)       (430,309)         (1,143,791)     (1,410,879)
   From net realized gain on investments                          (10,213,381)     (5,064,938)         (4,742,480)     (4,334,127)
   In excess of net realized gain on investments                           --        (130,052)                 --              --
                                                                  -----------     -----------         ------------    -----------
       Total distributions to shareholders                        (10,437,776)     (5,625,299)         (5,886,271)     (5,745,006)
                                                                  -----------     -----------         ------------    -----------
FROM CAPITAL SHARE TRANSACTIONS:
   Proceeds from sale of shares                                    36,618,267      52,618,997          12,024,698      31,106,019
   Net asset value of shares issued in connection
     with reinvestment of dividends and distributions               8,380,359       2,662,532           4,310,681       2,314,577
   Cost of shares repurchased                                     (59,635,994)    (31,450,462)        (33,508,044)    (19,847,798)
                                                                  -----------     -----------         ------------    -----------
       Net increase (decrease) from capital share transactions    (14,637,368)     23,831,067         (17,172,665)    (13,572,798)
                                                                  -----------     -----------         ------------    -----------
   Total increase (decrease) in net assets                         (2,689,043)     16,683,585         (11,067,497)      7,910,233

NET ASSETS:
   Beginning of year                                               86,041,804      69,358,219          48,874,994      40,964,761
                                                                  -----------     -----------         ------------    -----------
   End of year                                                    $83,352,761     $86,041,804         $37,807,497     $48,874,994
                                                                  ===========     ===========         ============    ===========
   End of year undistributed (overdistributed)
     net investment income                                        $    43,118     $    21,564         $    41,649     $    47,171
                                                                  ===========     ===========         ============    ===========
---------------------------------------------------------------------------------------------------------------------------------
SHARE TRANSACTIONS:
   Sale of shares                                                   1,353,077       2,106,641             429,990       1,137,838
   Shares issued in connection with reinvestment of dividends
     and distributions                                                312,566         111,802             152,259          89,199
   Shares repurchased                                              (2,295,146)     (1,273,955)         (1,215,109)       (733,056)
                                                                  -----------     -----------         ------------    -----------
       Net increase (decrease) in shares                             (629,503)        944,488            (632,860)        493,981
                                                                  ===========     ===========         ============    ===========



-------------------------------------------------------------------------------
   The accompanying notes are an integral part of these financial statements.

-------------------------------------------------------------------------------



-------------------------------------------------------------------------------

                                                                            MANAGERS                            MANAGERS
                                                                             SPECIAL                        INTERNATIONAL
                                                                             EQUITY                             EQUITY
                                                                              FUND                               FUND
                                                                  ----------------------------        ----------------------------
                                                                     For the         For the            For the         For the
                                                                   year ended      year ended          year ended      year ended
                                                                  December 31,    December 31,        December 31,    December 31,
                                                                      1995            1994               1995            1994
                                                                 ------------   ------------        ------------     -----------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
   Net investment income (loss)                                   $  (177,366)   $   (66,425)        $  839,813      $  488,584
   Net realized gain (loss) on investments
     and foreign currency transactions                             12,656,992      9,061,110           7,272,925         (75,178)
   Net unrealized appreciation (depreciation) of investments
     and foreign currency translations                             18,943,704    (11,840,995)          7,272,709         402,678
                                                                 ------------   ------------        ------------     -----------
       Net increase (decrease) in net assets
         resulting from operations                                 31,423,330     (2,846,310)         15,385,447         816,084
                                                                 ------------   ------------        ------------     -----------
DISTRIBUTIONS TO SHAREHOLDERS:
   From net investment income                                              --             --            (435,148)       (187,912)
   From net realized gain on investments                          (14,466,123)    (4,010,027)         (7,196,327)             --
   In excess of net realized gain on investments                           --             --                  --        (499,821)
                                                                 ------------   ------------        ------------     -----------
       Total distributions to shareholders                        (14,466,123)    (4,010,027)         (7,631,475)       (687,733)
                                                                 ------------   ------------        ------------     -----------
FROM CAPITAL SHARE TRANSACTIONS:
   Proceeds from sale of shares                                    47,782,200     63,812,011          89,559,295      67,067,271
   Net asset value of shares issued in connection
     with reinvestment of dividends and distributions               8,768,064      2,002,667           5,331,247         364,438
   Cost of shares repurchased                                     (66,729,768)   (46,406,545)        (49,080,381)    (42,909,507)
                                                                 ------------   ------------        ------------     -----------
       Net increase (decrease) from capital share transactions    (10,179,504)    19,408,133          45,810,161      24,522,202
                                                                 ------------   ------------        ------------     -----------
   Total increase (decrease) in net assets                          6,777,703     12,551,796          53,564,133      24,650,553

NET ASSETS:
   Beginning of year                                              111,583,885     99,032,089          86,923,772      62,273,219
                                                                 ------------   ------------        ------------     -----------
   End of year                                                   $118,361,588   $111,583,885        $140,487,905     $86,923,772
                                                                 ============   ============        ============     ===========
   End of year undistributed (overdistributed)
     net investment income                                       $         --   $         --        $    (26,468)    $   185,739
                                                                 ============   ============        ============     ===========
--------------------------------------------------------------------------------------------------------------------------------
SHARE TRANSACTIONS:
   Sale of shares                                                   1,148,916      1,670,908          2,289,835        1,819,828
   Shares issued in connection with reinvestment of dividends
     and distributions                                                205,619         53,991            133,582            9,985
   Shares repurchased                                              (1,656,412)    (1,237,640)        (1,300,117)      (1,172,023)
                                                                 ============   ============        ============     ===========
       Net increase (decrease) in shares                             (301,877)       487,259          1,123,300          657,790
                                                                 ============   ============        ============     ===========


-------------------------------------------------------------------------------
   The accompanying notes are an integral part of these financial statements.

-------------------------------------------------------------------------------
MANAGERS CAPITAL APPRECIATION FUND
FINANCIAL HIGHLIGHTS
For a share of capital stock oustanding throughout each year
-------------------------------------------------------------------------------

                                                            Year ended December 31,
                                                --------------------------------------------

                                                 1995      1994      1993     1992*    1991*
--------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR              $23.25    $25.17    $24.67   $23.46   $19.99
                                                ------    ------    ------   ------   ------
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income                           0.09      0.12      0.19     0.08     0.25
  Net realized and unrealized gain
    (loss) on investments                         7.62     (0.49)     3.80     2.39     6.10
                                                ------    ------    ------   ------   ------
      Total from investment operations            7.71     (0.37)     3.99     2.47     6.35
                                                ------    ------    ------   ------   ------


LESS DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income                     (0.08)    (0.12)    (0.19)   (0.07)   (0.27)
  From net realized gain on investments          (3.74)    (1.39)    (3.30)   (1.19)   (2.61)
  In excess of net realized gain
    on investments                                  --     (0.04)       --       --       --
                                                ------    ------    ------   ------   ------
      Total distributions to
        shareholders                             (3.82)   (1.55)     (3.49)   (1.26)   (2.88)
                                                ------    ------    ------   ------   ------


NET ASSET VALUE, END OF YEAR                    $27.14    $23.25    $25.17   $24.67   $23.46
                                                ======    ======    ======   ======   ======

--------------------------------------------------------------------------------------------
Total Return                                     33.39%    (1.50)%   16.38%   10.50%   31.97%
=============================================================================================
Ratio of expenses to average
  net assets                                      1.36%     1.29%     1.18%    1.05%    1.31%
Ratio of net investment income
  to average net assets                           0.31%     0.53%     0.74%    0.33%    1.07%
Portfolio turnover                                 134%      122%      131%     175%     259%
Net assets at end of year
  (000's omitted)                              $83,353   $86,042   $69,358  $56,196  $53,246
=============================================================================================

 *  Audited by prior auditors.

-------------------------------------------------------------------------------
MANAGERS INCOME EQUITY FUND
FINANCIAL HIGHLIGHTS
For a share of capital stock oustanding throughout each year
-------------------------------------------------------------------------------

                                                           Year ended December 31,
                                                --------------------------------------------

                                                 1995      1994      1993     1992*    1991*
---------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR              $24.90    $27.89    $27.38   $28.62   $24.06
                                                ------    ------    ------   ------   ------
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income                           0.87      0.80      0.81     0.99     1.11
  Net realized and unrealized gain
    (loss) on investments                         7.47     (0.50)     2.54     1.72     5.82
                                                ------    ------    ------   ------   ------
      Total from investment operations            8.34      0.30      3.35     2.71     6.93
                                                ------    ------    ------   ------   ------


LESS DISTRIBUTIONS TO SHAREHOLDERS
  FROM:
  Net investment income                          (0.86)    (0.83)    (0.76)   (0.98)   (1.20)
  Net realized gain on investments               (3.95)    (2.46)    (2.08)   (2.97)   (1.17)
                                                ------    ------    ------   ------   ------
      Total distributions to
        shareholders                             (4.81)    (3.29)    (2.84)   (3.95)   (2.37)
                                                ------    ------    ------   ------   ------


NET ASSET VALUE, END OF YEAR                    $28.43    $24.90    $27.89   $27.38   $28.62
                                                ======    ======    ======   ======   ======
---------------------------------------------------------------------------------------------
Total Return                                     34.36%     0.99%    12.40%    9.80%   29.33%
=============================================================================================
Ratio of expenses to average
  net assets                                      1.45%      1.33%     1.32%    1.20%   1.16%
Ratio of net investment income
  to average net assets                           2.85%      3.06%     2.75%    3.52%   4.00%
Portfolio turnover                                  36%        46%       41%      41%     64%
Net assets at end of year
  (000's omitted)                              $37,807    $48,875   $40,965  $49,648 $70,077
=============================================================================================

 *  Audited by prior auditors.

-------------------------------------------------------------------------------
MANAGERS SPECIAL EQUITY FUND
FINANCIAL HIGHLIGHTS
For a share of capital stock oustanding throughout each year
-------------------------------------------------------------------------------

                                                           Year ended December 31,
                                                --------------------------------------------

                                                1995(a)     1994     1993     1992*    1991*
--------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR              $36.79    $38.90    $36.14   $34.49   $24.46
                                                ------    ------    ------   ------   ------
INCOME FROM INVESTMENT OPERATIONS:
   Net investment income (loss)                  (0.07)    (0.01)     0.02     0.05     0.22
   Net realized and unrealized gain
     (loss) on investments                       12.28     (0.76)     6.12     5.35    11.78
                                                ------    ------    ------   ------   ------
       Total from investment operations          12.21     (0.77)     6.14     5.40    12.00
                                                ------    ------    ------   ------   ------


LESS DISTRIBUTIONS TO SHAREHOLDERS
   FROM:
   Net investment income                            --        --     (0.01)   (0.05)   (0.23)
   Net realized gain on investments              (5.66)    (1.34)    (3.37)   (3.70)   (1.74)
                                                ------    ------    ------   ------   ------
       Total distributions to
         shareholders                            (5.66)    (1.34)    (3.38)   (3.75)   (1.97)
                                                ------    ------    ------   ------   ------


NET ASSET VALUE, END OF YEAR                    $43.34    $36.79    $38.90   $36.14   $34.49
                                                ======    ======    ======   ======   ======
---------------------------------------------------------------------------------------------
Total Return                                     33.94%    (1.99)%   17.05%   15.64%   49.26%
=============================================================================================
Ratio of expenses to average
  net assets                                      1.44%     1.37%     1.26%    1.29%    1.30%
Ratio of net investment income
   (loss) to average net assets                  (0.16)%   (0.06)%    0.07%    0.14%    0.73%
Portfolio turnover                                  65%       66%       45%      54%      70%
Net assets at end of year
   (000's omitted)                            $118,362  $111,584   $99,032  $53,641  $40,616
=============================================================================================

(a) Calculated using the weighted average shares outstanding during the year.
 *  Audited by prior auditors.

-------------------------------------------------------------------------------
MANAGERS INTERNATIONAL EQUITY FUND
FINANCIAL HIGHLIGHTS
For a share of capital stock oustanding throughout each year
-------------------------------------------------------------------------------

                                                           Year ended December 31,
                                                --------------------------------------------

                                                1995(a)    1994      1993     1992*   1991*
--------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR              $36.35    $35.92    $26.52   $25.66   $22.09
                                                ------    ------    ------   ------   ------
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income                           0.31      0.16      0.22     0.23     0.36
  Net realized and unrealized gain
    (loss) on investments                         5.59      0.56      9.88     0.85     3.64
                                                ------    ------    ------   ------   ------
      Total from investment operations            5.90      0.72     10.10     1.08     4.00
                                                ------    ------    ------   ------   ------


LESS DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income                     (0.13)    (0.08)    (0.29)   (0.22)   (0.36)
  In excess of net investment income                --        --     (0.11)      --       --
  From net realized gain on investments          (2.15)       --     (0.30)      --    (0.07)
  In excess of net realized gain
    on investments                                  --     (0.21)       --       --       --
                                                ------    ------    ------   ------   ------
      Total distributions to
        shareholders                             (2.28)    (0.29)    (0.70)   (0.22)   (0.43)
                                                ------    ------    ------   ------   ------


NET ASSET VALUE, END OF YEAR                    $39.97    $36.35    $35.92   $26.52   $25.66
                                                ======    ======    ======   ======   ======
---------------------------------------------------------------------------------------------
Total Return                                     16.24%     2.00%    38.20%    4.25%   18.14%
=============================================================================================
Ratio of expenses to average
  net assets                                      1.58%     1.49%     1.47%    1.45%    1.69%
Ratio of net investment income
  to average net assets                           0.80%     0.60%     0.78%    0.97%    1.50%
Portfolio turnover                                  73%       22%       46%      51%     158%
Net assets at end of year
  (000's omitted)                             $140,488   $86,924   $62,273  $23,129  $14,222
=============================================================================================

(a) Calculated using the weighted average shares outstanding during the year.
 *  Audited by prior auditors.

-------------------------------------------------------------------------------
THE MANAGERS FUNDS
NOTES TO FINANCIAL STATEMENTS
December 31, 1995
-------------------------------------------------------------------------------

(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
The Managers Funds (the "Trust") is a no-load, diversified, open-end, management investment company, organized as a Massachusetts business trust, and registered under the Investment Company Act of 1940, as amended (the "1940 Act"). Currently the Trust is comprised of 10 investment series. Included in this report are Managers Capital Appreciation Fund, Managers Income Equity Fund, Managers Special Equity Fund and Managers International Equity Fund, collectively the "Funds." The Funds' financial statements are prepared in accordance with generally accepted accounting principles, which require the use of management's estimates. The following is a summary of significant accounting policies followed by the Funds:
   (A) VALUATION OF INVESTMENTS
Equity securities traded on a domestic or international securities exchange are valued at the last quoted sales price, or, lacking any sales, on the basis of the last quoted bid price. Over-the-counter securities for which market quotations are readily available are valued at the last quoted bid price. Fixed income securities are valued based on valuations furnished by independent pricing services that utilize matrix systems which reflect such factors as security prices, yields, maturities, and ratings, and are supplemented by dealer and exchange quotations. Short-term investments, having a remaining maturity of 60 days or less, are valued at amortized cost which approximates market. Securities for which market quotations are not readily available are valued at fair value, as determined in good faith and pursuant to procedures established by the Board of Trustees.
   (B) SECURITY TRANSACTIONS
Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.
   (C) INVESTMENT INCOME AND EXPENSES
Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Trust is informed of the ex-dividend date. Dividend income on foreign securities is recorded net of withholding tax. Interest income is recorded on the accrual basis and includes amortization of discounts and premiums when required for federal income tax purposes. Other income and expenses are recorded on an accrual basis. Expenses which cannot be directly attributed to a particular fund are apportioned among the funds in the Trust based upon their average net assets.
   (D) DIVIDENDS AND DISTRIBUTIONS
Dividends resulting from net investment income, if any, normally will be declared and paid monthly for Managers Income Equity Fund and annually for Managers Capital Appreciation Fund, Managers Special Equity Fund and Managers

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

International Equity Fund. Distributions of capital gains, if any, will be made on an annual basis and when required for federal excise tax purposes. Income and capital gain distributions are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for foreign currency related transactions, losses deferred due to wash sales and equalization accounting for tax purposes. Permanent book and tax basis differences, if any, relating to shareholder distributions will result in reclassifications to paid-in capital.

   (E) REPURCHASE AGREEMENTS
Each Fund may enter into repurchase agreements provided that the value of the underlying collateral, including accrued interest, will be equal to or exceed the value of the repurchase agreement during the term of the agreement. The underlying collateral for all repurchase agreements is held in safekeeping by the Fund's custodian or at the Federal Reserve Bank.

If the seller defaults and the value of the collateral declines, or if bankruptcy proceedings commence with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

   (F) FEDERAL TAXES
Each Fund intends to comply with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, and to distribute substantially all of its taxable income and gains to its shareholders and to meet certain diversification and income requirements with respect to investment companies. Therefore, no provision for federal income or excise tax is included in the accompanying financial statements.

   (G) CAPITAL STOCK
The Trust's Declaration of Trust authorizes for each series the issuance of an unlimited number of shares of beneficial interest, without par value. Each Fund records sales and repurchases of its capital stock on the trade date. Dividends and distributions to shareholders are recorded on the ex-dividend date.

At December 31, 1995, certain unaffiliated shareholders, including omnibus accounts, individually held greater than 10% of the outstanding shares of the
Funds: Managers Capital Appreciation Fund-one owns 34%; Managers Income Equity Fund-one owns 19%; Managers Special Equity Fund-two own 55%; and Managers International Equity Fund-four own 65%.

   (H) FOREIGN CURRENCY TRANSLATION
The books and records of each of the Funds are maintained in U.S. dollars. The value of investments, assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon current foreign exchange rates. Purchases and sales of foreign investments and income and expenses are converted into U.S. dollars based on currency exchange rates prevailing on the respective dates of such transactions.

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

Net realized and unrealized gain (loss) on foreign currency transactions represent: (1) foreign exchange gains and losses from the sale and holdings of foreign currencies; (2) gains and losses between trade date and settlement date on investment securities transactions and forward foreign currency exchange contracts; and (3) gains and losses from the difference between amounts of interest and dividends recorded and the amounts actually received.

In addition, the Funds do not isolate that portion of the results of operation resulting from changes in exchange rates from the fluctuations resulting from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

(2) AGREEMENTS AND TRANSACTIONS WITH AFFILIATES
The Managers Funds, L.P. (the "Investment Manager") provides or oversees investment advisory and management services to the Funds under Management Agreements with each Fund. The Investment Manager selects portfolio managers for each Fund (subject to Trustee approval), allocates assets among portfolio managers and monitors the portfolio managers' investment programs and results. Each Fund's investment portfolio is managed by portfolio managers who serve pursuant to Portfolio Management Agreements with the Investment Manager and the Fund. Certain trustees and officers of the Funds are officers of the Investment Manager.

Investment advisory and management fees are paid directly by each Fund to The Managers Funds, L.P. based on average daily net assets. The annual investment advisory and management fee rates, as a percentage of average daily net assets for the year ended December 31, 1995, were as follows:

                                 INVESTMENT ADVISORY
          FUND                    AND MANAGEMENT FEE
------------------------         -------------------
Managers--
   Capital Appreciation                0.80%
   Income Equity                       0.75
   Special Equity                      0.90
   International Equity                0.90

The Trust has adopted an Administrative and Shareholder Servicing Agreement. The Managers Funds, L.P. serves as each Fund's administrator (the "Administrator") and is responsible for all aspects of managing the Funds' operations, including administration and shareholder services to each Fund, its shareholders, and certain institutions, such as bank trust departments, broker-dealers and registered investment advisers, that advise or act as an intermediary with the Funds' shareholders. Since March 1, 1995, each of the Funds paid a fee to the Administrator at the rate of 0.25% per annum of the Fund's average daily net assets. Prior to March 1, 1995, this fee was at the rate of 0.20% per annum.

An aggregate annual fee of $10,000 is paid to each outside Trustee for serving as a Trustee of the Trust. In addition, these Trustees receive meeting fees of $750 for each in-person meeting attended, and $200 for

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------


participation in any telephonic meetings. The Trustee fee expense shown in the financial statements represents each Fund's allocated portion of the total fees.

(3) PURCHASES AND SALES OF SECURITIES
Purchases and sales of securities, excluding short-term securities, for the year ended December 31, 1995 were as follows:

      FUND                     PURCHASES             SALES
-----------------------       -----------        ------------
Managers--
  Capital Appreciation        $97,215,924        $133,163,046
  Income Equity                13,784,905          42,274,899
  Special Equity               65,952,633         100,565,010
  International Equity         94,729,989          71,913,485

There were no purchases or sales of U.S. Government securities, except in Managers Capital Appreciation Fund and Managers International Equity Fund which had sales of $504,375 and $8,117,500, respectively.

(4) PORTFOLIO SECURITIES LOANED
Certain of the Funds may participate in a securities lending program providing for the lending of corporate bonds, equity and government securities to qualified brokers. Collateral on all securities loaned except for government securities loaned is accepted only in cash. Collateral on government securities loaned is in the form of other similar securities. Collateral is maintained at a minimum level of 100% of the market value, plus interest, if applicable, of investments on loan. Collateral received in the form of cash is invested temporarily in money market funds by the custodian. Earnings of such temporary cash investments are divided between the custodian, as a fee for its services under the program, and the Fund, according to agreed-upon rates.

(5) FORWARD FOREIGN CURRENCY CONTRACTS (MANAGERS INTERNATIONAL EQUITY FUND ONLY) During the year ended December 31, 1995, Managers International Equity Fund invested in forward foreign currency exchange contracts. These investments may involve greater market risk than the amounts disclosed in the Fund's financial statements.

A forward foreign currency exchange contract is an agreement between the Fund and another party to buy or sell a currency at a set price at a future date. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked-to-market daily, and the change in market value is recorded as an unrealized gain or loss. Gain or loss on the purchase or sale of contracts having the same settlement date, amount and counterparty is realized on the date of offset, otherwise gain or loss is realized on settlement date.

The Fund may invest in non-U.S. dollar denominated instruments subject to limitations, and enter into forward foreign currency exchange contracts to facilitate transactions in foreign securities and protect against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and such foreign currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from

-------------------------------------------------------------------------------


NOTES TO FINANCIAL STATEMENTS (concluded)
-------------------------------------------------------------------------------

unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

There were no open forward foreign currency exchange contracts at December 31, 1995.

(6) CONTINGENCY
Two lawsuits seeking class action status have been filed against Managers Intermediate Mortgage Fund, Managers Short Government Fund, and the Investment Manager, among other defendants including the Trust. A motion has been filed to dismiss the suit relating to Managers Intermediate Mortgage Fund and there has been no decision yet from the court. On November 24, 1995, the defendant's motion to dismiss the suit against Managers Short Government Fund was granted, in part and denied, in part, and the plaintiff was granted leave to file an amended complaint. In both of these cases, the plaintiffs seek unspecified damages based upon losses alleged in the two funds named above. Another non-class action lawsuit and an arbitration have been filed against certain of the defendants, among others, and Managers Short and Intermediate Bond Fund based on similar allegations. Certain individual customers, who are potentially members of the class of plaintiffs in the two class action lawsuits referred to above, have asserted that they may file similar lawsuits against certain of the defendants based on similar claims, but have not done so. Management believes that the cases are without merit and intends to defend vigorously against these actions.

-------------------------------------------------------------------------------
Important Tax Information
(unaudited)
Pursuant to Section 853 of the Internal Revenue Code, Managers International Equity Fund designates 79.01% of gross income included in net investment income as being from foreign sources during the taxable year ended December 31, 1995.

-------------------------------------------------------------------------------


REPORT OF INDEPENDENT ACCOUNTANTS
-------------------------------------------------------------------------------
To the Trustees of The Managers Funds and the Shareholders of Managers Capital Appreciation Fund, Managers Income Equity Fund, Managers Special Equity Fund and Managers International Equity Fund:

   We have audited the accompanying statements of assets and liabilities of Managers Capital Appreciation Fund, Managers Income Equity Fund, Managers Special Equity Fund and Managers International Equity Fund, including the schedules of portfolio investments, as of December 31, 1995, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the three years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the years ended December 31, 1991 through 1992, presented herein, were audited by other auditors whose report dated February 26, 1993, expressed an unqualified opinion on such financial highlights.

   We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1995, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

   In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Managers Capital Appreciation Fund, Managers Income Equity Fund, Managers Special Equity Fund and Managers International Equity Fund as of December 31, 1995, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and the financial highlights for each of the three years in the period then ended, in conformity with generally accepted accounting principles.

COOPERS & LYBRAND L.L.P.

Boston, Massachusetts
February 16, 1996

                               THE MANAGERS FUNDS
                               [GRAPHIC OMITTED]

                     Where Leading Money Managers Converge

FUND DISTRIBUTOR
THE MANAGERS FUNDS, L.P.
40 Richards Avenue
Norwalk, Connecticut 06854-2325
(203)857-5321 or (800)835-3879

CUSTODIAN
State Street Bank and Trust
   Company
1776 Heritage Drive A2N
North Quincy, Massachusetts 02171

LEGAL COUNSEL
Shereff, Friedman, Hoffman &
   Goodman, LLP
919 Third Avenue
New York, New York 10022

TRANSFER AGENT
Boston Financial Data
   Services, Inc.
attn: The Managers Funds
P.O. Box 8517
Boston, Massachusetts 02266-8517
(800)252-0682

THE MANAGERS FUNDS

EQUITY FUNDS:
INCOME EQUITY FUND
   Scudder, Stevens & Clark, Inc.
   Spare, Kaplan, Bischel & Associates
CAPITAL APPRECIATION FUND
   Dietche & Field Advisers, Inc.
   Hudson Capital Advisers
SPECIAL EQUITY FUND
   Liberty Investment Management
   Pilgrim Baxter & Associates
   Westport Asset Management, Inc.
INTERNATIONAL EQUITY FUND
   Scudder, Stevens & Clark, Inc.
   Lazard, Freres & Co.
FIXED INCOME FUNDS:
MONEY MARKET FUND
   Morgan Guaranty Trust Company of New York
SHORT GOVERNMENT FUND
   Jennison Associates Capital Corp.
SHORT AND INTERMEDIATE BOND FUND
   Standish, Ayer & Wood, Inc.
INTERMEDIATE MORTGAGE FUND
   Jennison Associates Capital Corp.
BOND FUND
   Loomis, Sayles & Company, Inc.
GLOBAL BOND FUND
   Rogge Global Partners